    As filed with the Securities and Exchange Commission on February 26, 1999

                                                              File No. 333-44751
                                                              File No. 811-08581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                       Pre-Effective Amendment No.                         [ ]
                                                   ---
                       Post-Effective Amendment No. 1                      [X]
                                                   ---



                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                    [ ]

                               Amendment No. 7                             [X]

                       THE SAGE VARIABLE ANNUITY ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                               (Name of Depositor)

                               300 Atlantic Street
                               Stamford, CT 06901
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 324-6338

                                James F. Bronsdon
                      Sage Life Assurance of America, Inc.
                               300 Atlantic Street
                               Stamford, CT 06901

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                 Stephen E. Roth
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

It is proposed that this filing become effective:


          immediately upon filing pursuant to paragraph (b) of Rule 485;
       --
          on May 1, 1999 pursuant to paragraph (b) of Rule 485;
       --
          60 days after filing pursuant to paragraph (a)(1) on Rule 485;
       --
       X  on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485;
       --
          75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
       --
          on     pursuant to paragraph (a)(2) of Rule 485.
       --    ---

Title of Securities: Interests in a separate account under flexible payment deferred combination fixed and variable annuity contracts.

                             CROSS REFERENCE SHEET
                      PURSUANT TO RULE 481(a) AND 495(a)

Showing location in Part A (Prospectus) and Part B (Statement of Additional Information) of Registration Statement of Information required by Form N-4

                                     PART A

ITEM OF FORM N-4                                                                    PROSPECTUS CAPTION
----------------                                                                    ------------------


1.   Cover Page  .............................................                      Cover Page
2.   Definitions .............................................                      Index of Terms
3.   Synopsis ................................................                      Fee Table; Profile
4.   Condensed Financial Information..........................                      How is Contract Performance Presented?
5.   General
            (a) Depositor.....................................                      What other information should I know?
            (b) Registrant....................................                      What other information should I know?
            (c) Portfolio Company.............................                      What are my investment options?
            (d) Fund Prospectus...............................                      Cover Page
            (e) Voting Rights.................................                      What other information should I know?
            (f) Administrators................................                      What other information should I know?
6.   Deductions and Expenses
            (a) General ......................................                      What are the expenses under a Contract?
            (b) Sales Load %..................................                      Fee Table; Example
            (c) Special Purchase Plan.........................                      What are the expenses under a Contract?
            (d) Commissions...................................                      What other information should I know?
            (e) Fund Expenses ................................                      Fee Table; Example
            (f) Expenses - Registrant.........................                      Fee Table; What are the expenses under a
                                                                                    Contract?
            (g) Organizational Expenses.......................                      N/A
7.   Contracts
            (a) Persons with Rights...........................                      What are the Contracts?; What are my
                                                                                    income payment options?; How do I
                                                                                    purchase a Contract?; How do I access my
                                                                                    money?; What other information should I
                                                                                    know?
            (b) (i)   Allocation of Purchase Payments ........                      What are my investment options?
                (ii)  Transfers ..............................                      What are my investment options?
                (iii) Exchanges...............................                      N/A
            (c) Changes ......................................                      What other information should I know?
            (d) Inquiries ....................................                      What are my investment options?; What
                                                                                    other information should I know?
8.   Annuity Period...........................................                      What are my income payment options?
9.   Death Benefit............................................                      Does the Contract have a death benefit?

10. Purchase and Contract Value
            (a) Purchases............................... .....                      How do I purchase a Contract?
            (b) Valuation............................... .....                      What are my investment options?
            (c) Daily Calculation.................. ..........                      What are my investment options?
            (d) Underwriter........................... .......                      What other information should I know?
11. Redemptions
            (a) By Owners............................. .......                      How do I access my money?
                By Annuitant.......................... .......                      What are my income payment options?
            (b) Texas OR............................ .........                      N/A
            (c) Check Delay.......................... ........                      How do I access my money?
            (d) Lapse..................................... ...                      N/A
            (e) Free Look.............................. ......                      What other information should I know?
12. Taxes................................................ ....                      How will my Contract be taxed?
13. Legal Proceedings............................ ............                      What other information should I know?
14. Table of Contents for the Statement of
      Additional Information.................... .............                      Table of Contents of the Statement of
                                                                                    Additional Information

                                     PART B

ITEM OF FORM N-4                                                                    PART B CAPTION
----------------                                                                    --------------


15.  Cover Page........................................ ......                      Cover Page
16.  Table of Contents.............................. .........                      Table of Contents
17.  General Information and History...... ...................                      N/A
18.  Services
            (a) Fees and Expenses of Registrant... ...........                      N/A
            (b) Management Contracts.............. ...........                      N/A
            (c) Custodian ....................................                      N/A
                Independent Accountant Experts
            (d) Assets of Registrant...................... ...                      N/A
            (e) Affiliated Person........................... .                      N/A
            (f) Principal Underwriter.................... ....                      Distribution of the Contracts
19.  Purchase of Securities Being Offered ....................                      Distribution of the Contracts
            Offering Sales Load............................ ..                      N/A
20.  Underwriters............................................                       Distribution of the Contracts
21.  Calculation of Performance Data............ .............                      Calculation of Historical Performance Data
22.  Annuity Payments................................... .....                      Income Payment Provisions
23.  Financial Statements................................ ....                      Financial Statements

                                     PART C
                                OTHER INFORMATION

ITEM OF FORM N-4                                                                    PART C CAPTION
----------------                                                                    --------------
24.  Financial Statements and Exhibits................ .......                      Financial Statements and Exhibits
            (a) Financial Statements..........................                      (a) Financial Statements
            (b) Exhibits......................................                      (b) Exhibits
25.  Directors and Officers of the Depositor........ .........                      Directors and Officers of the Depositor.
26.  Persons Controlled By or Under Common
       Control with the Depositor or Registrant..... .........                      Persons Controlled By or Under Common
                                                                                    Control with the Depositor or Registrant
27.  Number of Contract Owners......................... ......                      Number of Contract Owners
28.  Indemnification..........................................                      Indemnification
29.  Principal Underwriters..................................                       Principal Underwriter
30.  Location of Accounts and Records............... .........                      Location of Books and Records
31.  Management Services................................... ..                      Management Services
32.  Undertakings.............................................                      Undertakings and Representations
     Signature Page ..........................................                      Signatures

                  PROFILE DATED _________________________, 1999
            FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE
                                ANNUITY CONTRACTS
                                    Issued By
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

           THIS PROFILE IS A SUMMARY OF SOME IMPORTANT POINTS THAT YOU
           SHOULD KNOW AND CONSIDER BEFORE PURCHASING A CONTRACT. THE
                        CONTRACT IS MORE FULLY DESCRIBED
                           IN THE FULL PROSPECTUS THAT
                        ACCOMPANIES THIS PROFILE. PLEASE
                         READ THAT PROSPECTUS CAREFULLY.

"We," "us," "our", "Sage Life" or the "Company" refer to Sage Life Assurance of America, Inc. "You" and "your" refer to the Owner of a Contract.

1.          WHAT ARE THE CONTRACTS?

            The Contracts are flexible payment fixed and variable annuity contracts offered by Sage Life Assurance of America, Inc. Your Contract is a contract between you, the Owner, and us, Sage Life.

            We designed the Contract for use in your long-term financial and retirement planning. It provides a means for allocating amounts on a tax-deferred basis to our Variable Account and our Fixed Account.

            INVESTMENT FLEXIBILITY. Through our Variable Account you can invest among 33 Variable Sub-Accounts, each corresponding to a different investment portfolio (each a "Fund"). These Funds, listed in Section 4, are professionally managed and use a broad range of investment strategies (growth and income, aggressive growth, etc.), styles (growth, value, etc.) and asset classes (stocks, bonds, international, etc.). You can select a mix of Funds to meet your financial and retirement needs and objectives, tolerance for risk, and view of the market. Amounts you invest in these Funds will fluctuate daily based on underlying investment performance. So, the value of your investment may increase or decrease.

            Through our Fixed Account, you can invest to receive guaranteed rates of interest for periods of 1, 2, 3, 4, 5, 7, and 10 years ("Guarantee Periods"). We also guarantee your principal while it remains in our Fixed Account. However, if you decide to surrender your Contract, or transfer or access amounts in the Fixed Account before the end of a Guarantee Period you have chosen, we ordinarily will apply a Market Value Adjustment. This adjustment reflects changes in interest rates since your allocation to the Fixed Account. The Market Value Adjustment may result in an increase or decrease in the amounts surrendered, transferred, or accessed.

            As your needs or financial or retirement goals change, your investment mix can change with them. You may transfer funds among any of the investment choices in our Fixed or Variable Accounts while continuing to defer current income taxes.

            SAFETY OF SEPARATE ACCOUNTS. Significantly, both our Fixed and Variable Accounts are separate investment accounts of Sage Life. This provides you with an important safety feature: we cannot charge the assets supporting your allocations to these Accounts with liabilities arising out of any other business we may conduct.

            The Contract also provides you with other important features, including a death benefit, access to your money, and income plan options.

            ACCESS TO AMOUNTS INVESTED. The Contract provides access to your investment should you need it. During the savings, or Accumulation Phase, your investment grows tax-free until withdrawn. You decide how much to take and when to take it (certain restrictions apply after the Accumulation Phase).

            Ordinarily, once you access earnings, they are taxed as income. If you access earnings before you are 59 1/2 years old, you may have to pay an additional 10% federal tax penalty. Amounts you surrender or withdraw may be subject to a Market Value Adjustment (positive or negative) if you take the amount from the Fixed Account before the end of the applicable Guarantee Period.

            PROTECTION FOR YOUR BENEFICIARIES. The Contract also provides a death benefit feature to protect your family should you die during the Accumulation Phase. In the event of your untimely death, the Beneficiary of your choice will never receive less than you have invested in the Contract, and may even receive more. Your Beneficiary will decide how he or she wishes to receive the death benefit.

            INCOME PAYMENTS. The payout, or Income Phase, of your Contract begins when you inform us you want to start receiving regular income payments under one of the various income plans we offer. The amount you accumulated during the Accumulation Phase determines the amount of income payments you receive during the Income Phase. You can use your Account Value to provide income payments that are guaranteed, or income payments that vary with underlying investment performance, or a combination of both. The income payments can be for life, which means you can't outlive them!

            A portion of each income payment is ordinarily considered a return of your investment in the Contract. So, only the portion in excess of this amount is taxed as income!

2.          WHAT ARE MY INCOME PAYMENT OPTIONS?

            Once the Income Phase of your Contract begins, we apply your Account Value to provide you with regular income payments.

            You can tailor your income to meet your needs by choosing from five different income plans described below. In explaining the income plans, we are assuming that you designate yourself as the Annuitant. Of course, you always can designate someone other than yourself as Annuitant.

            Income Plan 1 - Life Annuity: You will receive payments for your life.

            Income Plan 2 - Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

            Income Plan 3 - Joint and Last Survivor Life Annuity: You will receive payments as long as either you or a second person you select (such as your spouse) is alive.

            Income Plan 4 - Payments for a Specified Period Certain: You
                        will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

            Income Plan 5 - Annuity Plan: You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

            You tell us how much of your Account Value to apply to fixed income payments and to variable income payments. During the Income Phase, you still have all of the investment choices you had during the Accumulation Phase. However, we currently limit transfers among your investment choices.

            We will allocate the amount of Account Value you apply to provide fixed income payments to the Fixed Account and invest it in the Guarantee Periods you select. The amount of each income payment is guaranteed and remains level throughout the period you select.

            We will allocate the amount of Account Value you apply to provide variable income payments to the Variable Account and invest it in the Funds you select. The amount of each income payment will vary according to the investment performance of those Funds.

3.          HOW DO I PURCHASE A CONTRACT?

            In most cases, you may purchase a Contract with $25,000 or more through one of our authorized registered representatives.

            In addition, subject to limitations for tax-qualified Contracts, you can make additional purchase payments of $1,000 or more to your Contract at any time during the Accumulation Phase.

4.          WHAT ARE MY INVESTMENT OPTIONS?

            There are 40 investment options under the Contracts available through our Variable and Fixed Accounts. These choices are professionally managed and allow for a broad range of investment strategies, styles and asset classes. Additional investment options may be available in the future.

            Through our Variable Account you can choose to have your money invested in one or more of the Variable Sub-Accounts investing in the following 33 Funds:

            -    AIM Variable Insurance Funds, Inc.
                    [ ] AIM V.I. Government Securities Fund
                    [ ] AIM V.I. Growth and Income Fund
                    [ ] AIM V.I. International Equity Fund
                    [ ] AIM V.I. Value Fund

            -    The Alger American Fund
                    [ ] Alger American MidCap Growth Portfolio
                    [ ] Alger American Income and Growth Portfolio
                    [ ] Alger American Small Capitalization Portfolio

            -    Liberty Variable Investment Trust
                    [ ] Colonial High Yield Securities Fund, Variable Series
                    [ ] Colonial Small Cap Value Fund, Variable Series
                    [ ] Colonial Strategic Income Fund, Variable Series
                    [ ] Colonial U.S. Stock Fund, Variable Series
                    [ ] Liberty All-Star Equity Fund, Variable Series
                    [ ] Newport Tiger Fund, Variable Series
                    [ ] Stein Roe Global Utilities Fund, Variable Series

            -    SteinRoe Variable Investment Trust
                    [ ] Stein Roe Growth Stock Fund, Variable Series
                    [ ] Stein Roe Balanced Fund, Variable Series

            -    MFS(R)Variable Insurance Trust(TM)
                    [ ] MFS Growth With Income Series
                    [ ] MFS High Income Series
                    [ ] MFS Research Series
                    [ ] MFS Total Return Series
                    [ ] MFS Value Series

            -     Morgan Stanley Dean Witter Universal Funds, Inc.(SM)
                    [ ] Global Equity Portfolio
                    [ ] Mid Cap Value Portfolio
                    [ ] Value Portfolio

            -     Oppenheimer Variable Account Funds
                    [ ] Oppenheimer Bond Fund
                    [ ] Oppenheimer Growth Fund
                    [ ] Oppenheimer Small Cap Growth Fund

            -     Sage Life Investment Trust
                    [ ] EAFE(R)Equity Index Fund
                    [ ] S&P 500 Equity Index Fund
                    [ ] Money Market Fund

            -     T. Rowe Price Equity Series, Inc.
                    [ ] T. Rowe Price Equity Income Portfolio
                    [ ] T. Rowe Price Mid-Cap Growth Portfolio
                    [ ] T. Rowe Price Personal Strategy Balanced Portfolio

            The prospectuses for the Trusts describe the Funds in detail. These Funds do not provide any performance guarantees, and their values will increase or decrease depending upon investment performance.

            Through our Fixed Account you can choose to invest your money in one or more of 7 different Guarantee Periods. We will guarantee your principal and interest rate when your investment is left in the Guarantee Period until it ends. You currently can choose periods of 1, 2, 3, 4, 5, 7, and 10 years. However, if you decide to surrender your Contract, or transfer or access amounts before the end of a period you have chosen, we ordinarily will apply a Market Value Adjustment. This Adjustment may be positive or negative depending upon current interest rates.

5. WHAT ARE THE EXPENSES UNDER A CONTRACT?

            The Contract has insurance and investment features. Each has related costs. Below is a brief summary of the Contract's charges:

            Surrender Charge - None! There are no surrender charges under the Contract.

            Annual Administration Charge - During the first seven Contract Years only, we will deduct an annual $40 administration charge. However, there is no charge if, at the time of deduction, your Account Value is at least $50,000.

            Asset-Based Charges - Each month we deduct Asset-Based Charges for mortality and expense risks and for certain administrative costs from the amounts you allocate to the Variable

Account. These charges equal, on an annual basis, 1.40% of your Variable Account Value, decreasing to 1.25% after the seventh Contract Year.

            Purchase Payment Tax Charge - During the first seven Contract Years only, we will deduct any state premium tax that we incur if you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5% depending upon the state. We currently do not intend to deduct this charge on or after the eighth Contract Year.

            Fund Fees and Expenses - There are also Fund fees and expenses that are based on the average daily value of your money invested in the Funds. Currently, these charges range on an annual basis from 0.__% to _.__%, depending upon the Fund.

            Sage Life's business philosophy rewards our long-term customers. So, as you can see, after the seventh Contract Year we

            -  eliminate the Annual Administration Charge,

            -  eliminate the Purchase Payment Tax Charge, if any, and

            -  reduce Asset-Based Charges.

This means more of your investment is working for you over the long-term!

     The following chart is designed to help you understand expenses under the Contract.


                                                                                                         Examples of
                                                                                                         Total Expenses
                                          Total Annual            Total Annual       Total Annual        Paid at the End
 Fund                                     Insurance Charges       Fund Charges       Charges             of 1 Year
 ----                                     -----------------       ------------       -------             ---------

AIM VARIABLE INSURANCE                    TO BE ADDED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.
     FUNDS, INC.:
   AIM V.I. Government
     Securities Fund
   AIM V.I. Growth and
     Income  Fund
   AIM V.I. International
     Equity Fund
   AIM V.I. Value Fund

THE ALGER AMERICAN FUND:
   Alger American MidCap
     Growth Portfolio
   Alger American Income and

            Growth Portfolio

                                                                                                             Examples of
                                                                                                             Total Expenses
                                          Total Annual             Total Annual      Total Annual            Paid at the End
 Fund                                     Insurance Charges        Fund Charges      Charges                 of 1 Year
 ----                                     -----------------        ------------      -------                 ---------

   Alger American Small
     Capitalization
     Portfolio

LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities
     Fund, Variable Series
   Colonial Small Cap Value Fund,
     Variable Series
   Colonial Strategic Income Fund,
     Variable Series
   Colonial U.S. Stock Fund,
     Variable Series
   Liberty All-Star Equity Fund,
     Variable Series
   Newport Tiger Fund,
     Variable Series
   Stein Roe Global Utilities
     Fund, Variable Series

STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock
     Fund, Variable Series
   Stein Roe Balanced Fund,
     Variable Series

MFS(R) VARIABLE INSURANCE TRUST(TM):
   MFS Growth With
     Income Series
   MFS High Income Series
   MFS Research Series
   MFS Total Return Series
   MFS Value Series

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.(SM):
   Global Equity Portfolio
   Mid Cap Value Portfolio
   Value Portfolio

                                                                                                        Examples of
                                                                                                        Total Expenses
                                            Total Annual           Total Annual      Total Annual       Paid at the End
 Fund                                       Insurance Charges      Fund Charges      Charges            of 1 Year
 ----                                       -----------------      ------------      -------            ---------

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Oppenheimer Bond Fund
   Oppenheimer Growth Fund
   Oppenheimer Small Cap
     Growth Fund

SAGE LIFE INVESTMENT TRUST:
   EAFE(R) Equity Index Fund
   S&P 500 Equity Index
     Fund 1.53%
   Money Market Fund

T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity
     Income Portfolio
   T. Rowe Price Mid-Cap
     Growth Portfolio
   T. Rowe Price Personal Strategy
     Balanced Portfolio


     Below is an explanation of what we included in each column of the chart:

          The column "Total Annual Insurance Charges" shows the sum of the Asset-Based Charges and the Annual Administration Charge (for purposes of the chart, we assume the average Account Value is $50,000 and therefore we do not make a deduction for the Annual Administration Charge).

          The column "Total Annual Fund Charges" shows the fees and expenses for each Fund.

          The column "Total Annual Charges" shows the sum of "Total Annual Insurance Charges" and "Total Annual Fund Charges."

          The last column shows you examples of the charges, in dollars, you could pay under a Contract for each $1,000 you invested in that Fund. The example assumes that your Contract earns 5% annually before charges.

          For more information about expenses under a Contract, please refer to the "Fee Table" in the full Prospectus that accompanies this Profile.

     6.   HOW WILL MY CONTRACT BE TAXED?

          During the Accumulation Phase, your earnings are not taxed unless you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% federal tax penalty on the withdrawn earnings.

          Income payments during the Income Phase are considered partly a return of your original investment. That part of each payment is not taxable as income. However, once you have recovered all of your original investment, income payments will then be fully taxable.

          Special tax rules apply to withdrawals from a new type of IRA called the Roth IRA.

     7.   HOW DO I ACCESS MY MONEY?

          There are a number of ways to withdraw money from your Contract. You can tailor your income to meet your near-term or lifelong liquidity needs.

          During the Accumulation Phase, if you want to take money out of your Contract, you can choose among several different options.

          -    You can withdraw some of your money.

          -    You can surrender your Contract and take all of your money.

          - You can take withdrawals using our systematic partial withdrawal program.

          -    You can apply your Account Value to an Income Plan.

          Keep in mind that if you take the amount from the Fixed Account, a Market Value Adjustment ordinarily will apply. If you are younger than 59 1/2 when you take money out, you may owe a 10% federal tax penalty in addition to the income tax that will apply to any gain in your Contract. Please remember that withdrawals will reduce your death benefit.

          Once you start receiving regular income payments and if you selected the "payments for a specified period certain" income plan, you may request a withdrawal.

     8.   HOW IS CONTRACT PERFORMANCE PRESENTED?

          Because our Variable Sub-Accounts have been in operation for less than a year, we cannot show you how the Funds performed in the Variable Account. When they have been in operation for a year or more, we will show you the Funds' performance using standard methods prescribed by the SEC.

          Please remember that the performance data represents past performance. Amounts you invest in the Variable Account will fluctuate daily based on underlying Fund investment performance, so the value of your investment may increase or decrease.

     9.   DOES THE CONTRACT HAVE A DEATH BENEFIT?

          Your Contract provides a death benefit for your Beneficiary.

          We will pay a death benefit to the Beneficiary of your choice in the event of your untimely death prior to the Income Phase. This provides comfort knowing your Beneficiary will receive the greatest of the following:

          -    the current Account Value on the date we receive proof of death;

          - the sum of all purchase payments you have invested in your Contract, less any withdrawals you have made (including any associated Market Value Adjustment incurred); or

          -    the highest anniversary value on or before you reach age 80.

          We determine the highest anniversary value in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary before the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals (1) the Account Value on that Contract Anniversary, (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary, and (3) reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of
     (1) and (2) by that percentage.) The greatest of these anniversary values is your highest anniversary value.

     10.  WHAT OTHER INFORMATION SHOULD I KNOW?

          The Contract has several additional features available to you at no additional charge:

          FREE LOOK RIGHT: You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you, and have us cancel the Contract within a certain number of days (usually 10 days from the date you receive the Contract, but some states require different periods).

          If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any charges we have deducted on or before the date we received the returned Contract. If required by the law of your state, we will refund your initial purchase payment (less any withdraws previously taken). In the states where we are required to return purchase payment less withdrawals, if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account (that is, the Variable Sub-Account investing in the Money Market Fund of Sage Life Investment Trust) until the Free Look Period ends.

          DOLLAR-COST AVERAGING PROGRAM: Under our optional Dollar-Cost Averaging Program, you may transfer a set dollar amount systematically from the Money Market Sub-Account and/or from specially designated Fixed Sub-Accounts to any other Variable Sub-Account, subject to certain limitations. By investing the same amount on a regular basis, you don't have to worry about timing the market. Since you invest the same amount each period, you automatically acquire more units when market values fall and fewer units when they rise. The potential benefit is to lower your average cost per unit. This strategy does not guarantee that any Fund will gain in value. It also will not protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, this program can be an effective way to help meet your long-term or retirement goals. Due to the effect of interest that continues to be paid on the amount remaining in the Money Market Sub-Account or the specially designated Fixed Sub-Account, the amounts that we transfer will vary slightly from month to month.

          ASSET ALLOCATION PROGRAM: An optional Asset Allocation Program is available if you do not wish to make your own particular investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. Bear in mind that the use of an asset-allocation model does not guarantee investment results.

          AUTOMATIC PORTFOLIO REBALANCING PROGRAM: Our optional Automatic Portfolio Rebalancing Program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you can instruct us to automatically rebalance your Contract to your original percentages on a quarterly basis. Money invested in the Fixed Account is not part of this program.

     11.  HOW CAN I MAKE INQUIRIES?

          If you need further information about the Contracts, please write or call us at our Customer Service Center (877) TEL-SAGE (835-7243), or contact an authorized registered representative. The address of our Customer Service Center office is 1290 Silas Deane Highway, Wethersfield, CT 06109.

                       PROSPECTUS DATED ___________, 1999
        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:                          Customer Service Center:
300 Atlantic Street                        1290 Silas Deane Highway
Stamford, CT  06901                        Wethersfield, CT 06109
                                           Telephone: (877) 835-7243 (Toll Free)



          This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

          You may allocate purchase payments and transfer Account Value to our Variable Account and our Fixed Account within certain limits. The Variable Account has 33 Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

          Each Variable Sub-Account invests in a corresponding Fund of AIM Variable Insurance Funds, Inc., The Alger American Fund, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, MFS(R) Variable Insurance Trust(TM), Morgan Stanley Dean Witter Universal Funds, Inc.(SM), Oppenheimer Variable Account Funds, Sage Life Investment Trust, or T. Rowe Price Equity Series, Inc. (collectively, the "Trusts").

          Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

          The Contracts provide additional benefits, including five alternative income plan options, a death benefit upon any Owner's death before the Income Date, and optional programs including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, and systematic partial withdrawals.

          The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page __ of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

          THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR EACH OF THE TRUSTS.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS



Index of Terms..............................................................................................
Fee Table...................................................................................................
1.  What Are the Contracts?.................................................................................
2.  What Are My Income Payment Options?.....................................................................
3.  How do I Purchase a Contract?...........................................................................
       Initial Purchase Payment.............................................................................
       Issuance of a Contract...............................................................................
       Free Look Right to Cancel Contract...................................................................
       Making Additional Purchase Payments..................................................................
4.  What Are My Investment Options?.........................................................................
       Purchase Payment Allocations.........................................................................
       Variable Sub-Account Investment Options..............................................................
       Fixed Account Investment Options.....................................................................
       Market Value Adjustment..............................................................................
       Transfers............................................................................................
       Telephone Transactions...............................................................................
       Power of Attorney....................................................................................
       Dollar-Cost Averaging Program........................................................................
       Asset Allocation Program.............................................................................
       Automatic Portfolio Rebalancing Program..............................................................
       Account Value........................................................................................
       Surrender Value......................................................................................
       Variable Account Value...............................................................................
       Accumulation Unit Value..............................................................................
       Net Investment Factor................................................................................
       Fixed Account Value..................................................................................
5.  What Are the Expenses under a Contract?.................................................................
       Surrender Charge.....................................................................................
       Annual Administration Charge.........................................................................
       Transfer Charge......................................................................................
       Asset-Based Charges..................................................................................
       Purchase Payment Tax Charge..........................................................................
       Fund Expenses........................................................................................
       Additional Information............ ..................................................................
6.  How Will My Contract be Taxed?..........................................................................
       Introduction.........................................................................................
       Tax Status of the Contract...........................................................................
       Tax Treatment of Annuities...........................................................................
       Taxation of a Non-Qualified Contract.................................................................
       Taxation of a Qualified Contract.....................................................................
       Other Tax Consequences...............................................................................

7.   How Do I Access My Money?..............................................................................
        Withdrawals.........................................................................................
        Systematic Partial Withdrawal Program...............................................................
        IRA Partial Withdrawal Program......................................................................
        Requesting Payments.................................................................................
8.   How is Contract Performance Presented?.................................................................
9.   Does the Contract Have a Death Benefit?................................................................
10.  What Other Information Should I Know? .................................................................
        Separate Accounts...................................................................................
        Modification........................................................................................
        Distribution of the Contacts........................................................................
        Experts.............................................................................................
        Legal Proceedings...................................................................................
        Reports to Contract Owners..........................................................................
        Assignment..........................................................................................
        Change of Owner, Beneficiary, or Annuitant..........................................................
        Misstatement and Proof of Age, Sex, or Survival.....................................................
        Incontestability....................................................................................
        Authority to Make Agreements........................................................................
        Preparing for the Year 2000.........................................................................
        Financial Statements................................................................................
11. How Can I Make Inquiries?...............................................................................
12. Additional Information about Sage Life Assurance of America, Inc.
        History and Business................................................................................
        Selected Financial Data.............................................................................
        Competition.........................................................................................
        Transactions with Sage Insurance Group..............................................................
        Employees...........................................................................................
        Properties..........................................................................................
        State Regulation....................................................................................
        Directors and Executive Officers....................................................................
        Compensation .......................................................................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MARKET VALUE ADJUSTMENT

APPENDIX B - DOLLAR COST AVERAGING PROGRAM

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 INDEX OF TERMS

We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms that have special meanings. We define these terms below.

ACCOUNT VALUE - The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of the Variable Account Value and Fixed Account Value.

ACCUMULATION PHASE - The Accumulation Phase is the period during which you accumulate savings under your Contract.

ACCUMULATION UNIT - An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

ANNUITANT - The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

ASSET-BASED CHARGES - The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed monthly against the assets of the Variable Account. After the Income Date, we call these charges Variable Sub-Account Charges and deduct them daily from the assets of the Variable Account.

BENEFICIARY - The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

BUSINESS DAY - A Business Day is any day the New York Stock Exchange ("NYSE") is open for trading and we are open for business, exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and
(iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

CONTRACTS - The Contracts are flexible payment deferred combination fixed and variable annuity contracts In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual contracts, group Contracts, and certificates for group Contracts.

CONTRACT ANNIVERSARY - A Contract Anniversary is each anniversary of the Contract Date.

CONTRACT DATE - The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

CONTRACT YEAR - A Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

EXPIRATION DATE - The Expiration Date is the last day in a Guarantee Period. In the Contract, this is referred to as the "Expiry Date."

FIXED ACCOUNT - The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account.

FUND - A Fund is an investment portfolio in which a Variable Sub-Account invests.

GENERAL ACCOUNT - The General Account consists of all our assets other than those held in any separate investment accounts.

INCOME DATE - The Income Date is the date you select for your income payments to begin.

INCOME PHASE - The Income Phase starts on the Income Date and is the period during which you receive income payments.

INCOME UNIT - An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

MARKET VALUE ADJUSTMENT - A Market Value Adjustment is a positive or negative adjustment that may apply to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

NET ASSET VALUE - Net Asset Value is the price of one share of a Fund.

OWNER - The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

SATISFACTORY NOTICE - Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

SURRENDER VALUE - The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date.

VALUATION PERIOD - The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

VARIABLE ACCOUNT - The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

"We", "us", "our", "Sage Life" or the "Company" is Sage Life Assurance of America, Inc.

"You" or "your" is the Owner of a Contract.

                                    FEE TABLE

The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

            Sales Load Imposed on Purchases (as a percentage of purchase
            payments)..............................................................................................None

            Surrender Charge.......................................................................................None

            Transfer Charge(1).................................................................................... $  0

            Annual Administration Charge
            Contract Years 1-7(2)................................................................................. $ 40
          After Contract Year 7................................................................................... $  0

In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES(3) (deducted monthly as a percentage of the Variable Account Value)

                                                                                                    Contract Years
                                                                                                    --------------
                                                                                               1 - 7                   8 +
                                                                                               -----                   ---
           Mortality and Expense Risk Charge                                                   1.25%                   1.10%
           Asset-Based Administrative Charge                                                   0.15%                   0.15%
                                                                                               -----                   -----
           Total Asset-Based Charges                                                           1.40%                   1.25%

FUND CHARGES. The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 1998 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts that accompany this Prospectus.

FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)

                                                                                              Total Expenses
                                                                                              (after fee
                                      Management Fees           Other Expenses                waivers and
                                      (after fee waiver         (after reimbursement-         reimbursements,
            Fund                      as applicable)            as applicable)                as applicable)
            ----                      --------------            --------------                --------------

AIM VARIABLE INSURANCE                  TO BE ADDED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.
      FUNDS, INC.:
 AIM V.I. Government
      Securities Fund
 AIM V.I. Growth and
      Income Fund
 AIM V.I. International
      Equity Fund
 AIM V.I. Value Fund

THE ALGER AMERICAN FUND:
 Alger American MidCap
      Growth Portfolio
 Alger American Income and
      Growth Portfolio
 Alger American Small
      Capitalization Portfolio

LIBERTY VARIABLE INVESTMENT TRUST:
 Colonial High Yield Securities
      Fund, Variable Series
 Colonial Small Cap Value Fund,
      Variable Series
 Colonial Strategic Income Fund,
      Variable Series
 Colonial U.S. Stock Fund,
      Variable Series
 Liberty All-Star Equity Fund,
      Variable Series
  Newport Tiger Fund,
      Variable Series
  Stein Roe Global Utilities
      Fund, Variable Series

                                                                                                         Total Expenses
                                                                                                         (after fee
                                               Management Fees           Other Expenses                  waivers and
                                               (after fee waiver         (after reimbursement-           reimbursements,
            Fund                               as applicable)            as applicable)                  as applicable)
            ----                               --------------            --------------                  --------------

STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock
      Fund, Variable Series
   Stein Roe Balanced Fund,
      Variable Series

MFS(R) VARIABLE INSURANCE TRUST(TM):
   MFS Growth With Income Series
   MFS High Income Series
   MFS Research Series
   MFS Total Return Series
   MFS Value Series

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.(SM):
   Global Equity Portfolio
   Mid Cap Value Portfolio
   Value Portfolio

OPPENHEIMER VARIABLE FUNDS:
   Oppenheimer Bond Fund
   Oppenheimer Growth Fund
   Oppenheimer Small Cap
   Growth Fund

SAGE LIFE INVESTMENT TRUST:
   EAFE(R) Equity Index Fund
   S&P 500 Equity Index Fund
   Money Market Fund

T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity
      Income Portfolio
   T. Rowe Price Mid-Cap
      Growth Portfolio
   T. Rowe Price Personal Strategy
      Balanced Portfolio

1/ Currently, we do not assess a transfer charge. However, we reserve the right to charge up to $25 for the 13th and each subsequent transfer during a Contract Year.

2/ We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

3/ We call the Asset-Based Charges Variable Sub-Account Charges and deduct them on a daily basis after the Income Date. See "What Are the Expenses under the Contract?" on page __.

EXAMPLES

            The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above. For a more complete description of these expenses, see "What Are the Expenses under a Contract?" beginning on page __ of this Prospectus, and see the prospectuses for the Trusts. The Examples assume that the average Account Value is $50,000, and that you have invested all your money in the Variable Account.

            You should not consider the Examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year. See "Transfer Charge," page _.

             The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.

            You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

                                                              If you surrender or if you
                                                              do not surrender your Contract
Fund                                                          at the end of each time period
----
                                                               1 Year                     3 Years
                                                               ------                     -------

AIM VARIABLE INSURANCE
     FUNDS, INC.:
  AIM V.I. Government
     Securities Fund
  AIM V.I. Growth and
     Income Fund

                                                              If you surrender or if you
                                                              do not surrender your Contract
            Fund                                              at the end of each time period
            ----
                                                              1 Year             3 Years
                                                              ------             -------

   AIM V.I. International
        Equity Fund
   AIM V.I. Value Fund

THE ALGER AMERICAN FUND:
  Alger American MidCap
        Growth Portfolio
  Alger American Income and
        Growth Portfolio
  Alger American Small
        Capitalization Portfolio

LIBERTY VARIABLE INVESTMENT TRUST:
  Colonial High Yield
        Securities Fund,
        Variable Series
 Colonial Small Cap Value
        Fund, Variable Series
 Colonial Strategic Income
        Fund, Variable Series
 Colonial U.S. Stock Fund,
        Variable Series
 Liberty All-Star Equity Fund,
        Variable Series
 Newport Tiger Fund,
        Variable Series
 Stein Roe Global Utilities
        Fund, Variable Series

STEINROE VARIABLE INVESTMENT TRUST:
 Stein Roe Growth Stock
        Fund, Variable Series
 Stein Roe Balanced Fund,
        Variable Series

MFS(R) VARIABLE INSURANCE TRUST(TM):
 MFS Growth With Income Series


                                                     If you surrender or if you
                                                     do not surrender your Contract
            Fund                                     at the end of each time period
            ----
                                                     1 Year             3 Years
                                                     ------             -------


 MFS High Income Series
 MFS Research Series
 MFS Total Return Series
 MFS Value Series

MORGAN STANLEY DEAN, INC.(SM):
 Global Equity Portfolio
 Mid Cap Value Portfolio
 Value Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
 Oppenheimer Bond Fund
 Oppenheimer Growth Fund
 Oppenheimer Small Cap
     Growth Fund

SAGE LIFE INVESTMENT TRUST:
 EAFE(R) Equity Index Fund
 S&P 500 Equity Index Fund
 Money Market Fund

T. ROWE PRICE EQUITY SERIES, INC.:
 T. Rowe Price Equity
     Income Portfolio
 T. Rowe Price Mid-Cap
     Growth Portfolio
 T. Rowe Price Personal
     Strategy Balanced Portfolio

1.      WHAT ARE THE CONTRACTS?

            The Contracts are flexible payment deferred combination fixed and variable annuity Contracts offered by us. We designed the Contracts for use in your long-term financial and retirement planning. They provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

            Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. See "How Will My Contract be Taxed?" on page ___. The Contracts may not be available in all states.

            When you make purchase payments, you can allocate those purchase payments to one or more of the 33 subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

            You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option, " page ___. The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub- Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment" page _____.

            Subject to certain conditions, (See "Transfers," page __ ) you can transfer Account Value three ways:

            -       From one Variable Sub-Account to another;
            -       From a Fixed Sub-Account to a Variable Sub-Account ; or
            -       From a Variable Sub-Account to a Fixed Sub-Account.

            Sage Life may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

2.          WHAT ARE MY INCOME PAYMENT OPTIONS?

            You choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. After you choose the Income Date, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days prior to the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income option.

            On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

            The available income plans are:

                     - INCOME PLAN 1 - LIFE ANNUITY: You will receive payments for your life.

                     -      INCOME PLAN 2 - LIFE ANNUITY WITH 10 OR 20 YEARS
                            CERTAIN: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

                     -      INCOME PLAN 3 - JOINT AND LAST SURVIVOR LIFE
                            ANNUITY: You will receive payments will be made as long as either you or a second person you select (such as your spouse) is alive.

                     -      INCOME PLAN 4 - PAYMENTS FOR A SPECIFIED PERIOD
                            CERTAIN: You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

                     - INCOME PLAN 5 - ANNUITY PLAN: You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

            We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the "annuity purchase rates." These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second designated person. The annuity purchase rate we apply will never be lower than the rate shown in your Contract.

            If you told us you want fixed income payments, the amount of each income payment is guaranteed and remains level throughout the period you selected.

            If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

            To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 3% or 6%; if you do not select a rate, we will apply the 3% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming positive investment performance).

            For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease; but, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

            If you told us that you want a life annuity, it is possible that you could only receive one payment.

            Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

3.     HOW DO I PURCHASE A CONTRACT?

            INITIAL PURCHASE PAYMENT. You may purchase a Contract for use in connection with tax-qualified plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 85 years old on the Contract Date. We require a minimum initial purchase payment of $25,000.

            ISSUANCE OF A CONTRACT. Once we receive your initial purchase payment and your application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you to get the needed information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. Your Contract Date will be the date we issue your Contract at our Customer Service Center.

            FREE LOOK RIGHT TO CANCEL CONTRACT. During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states may require a longer period. If you decide to cancel your Contract, you must return it to our Customer

Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any charges we have deducted on or before the date we receive your returned Contract at our Customer Service Center. If required by the law of your state, we will refund your initial purchase payment (less any withdrawals previously taken). In those latter states where this requirement exists, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until the Free Look Period ends. See "What Are My Investment Options," page ___.

            MAKING ADDITIONAL PURCHASE PAYMENTS. You may make additional purchase payments of $1,000 or more at any time before the Income Date, subject to the following conditions. We will accept additional purchase payments under a Non-Qualified Contract until the earlier of the year in which you attain age 85 or the year in which the Annuitant attains age 85. We will accept additional purchase payments under a Qualified Contract until the year in which you attain 70 1/2, except contributions to a Roth IRA or rollover contributions may be made until the year in which you attain age 85. You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000. We will credit any purchase payment received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

            If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

4.          WHAT ARE MY INVESTMENT OPTIONS?

            PURCHASE PAYMENT ALLOCATIONS. When you apply for a Contract, you specify the percentage of your purchase payment to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

            We may, however, require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if the law of your state requires us to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable

Sub-Account(s) you specified in your application. Solely for the purpose of processing transfers from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

            VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS. The Variable Account has 33 Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. The Funds, as well as brief descriptions of their investment objectives, are provided below. There is no assurance that these objectives will be met. Not every fund may be available in every state or in every market.

                       AIM VARIABLE INSURANCE FUNDS, INC.

            AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed, or otherwise backed by the U.S. Government.

            AIM V.I. GROWTH AND INCOME FUND. This Fund seeks to provide growth of capital, with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by the management to have the potential for above average growth in revenues and earnings.

            AIM V.I. INTERNATIONAL EQUITY FUND. This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum.

            AIM V.I. VALUE FUND. This Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

            A I M Advisors, Inc. advises the AIM Variable Insurance Funds, Inc.

                             THE ALGER AMERICAN FUND

            ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range included in the S&P MidCap 400 Index.

            ALGER AMERICAN INCOME AND GROWTH PORTFOLIO. This Fund seeks to provide a high level of dividend income through investments in equity securities. Capital appreciation is a secondary objective of this Fund.

            ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation through investment primarily in equity securities that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

            Fred Alger Management, Inc. advises The Alger American Fund.

                        LIBERTY VARIABLE INVESTMENT TRUST

            COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES ("High Yield Securities Fund"). This Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities (commonly referred to as "junk bonds").

            COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES ("Small Cap Value Fund"). This Fund seeks long-term growth by investing primarily in smaller capitalization equity securities.

            COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES ("Strategic Income Fund"). This Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

            COLONIAL U.S. STOCK FUND, VARIABLE SERIES ("U.S. Stock Fund"). This Fund seeks long-term growth by investing primarily in large capitalization equity securities.

            LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES ("All-Star Fund"). This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

            NEWPORT TIGER FUND, VARIABLE SERIES ("Tiger Fund"). This Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

            STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES ("Global Utilities Fund"). This Fund seeks current income and long-term growth of capital. The Global Utilities Fund normally invests at least 65% of its total assets in U.S. and foreign equity and debt securities of companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services, and companies engaged in telecommunication, including telephone, telegraph, satellite, microwave and other communications media.

            Liberty Advisory Services Corp. (formerly "Keyport Advisory Services Corp.") provides investment management and advisory services to the Liberty Variable Investment Trust. Colonial Management Associates, Inc. subadvises the High Yield Securities Fund, the U.S. Stock Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated subadvises the Global Utility Fund. Newport Fund Management, Inc. subadvises the Tiger Fund. Liberty Asset Management Company subadvises the All-Star Fund.

                       STEINROE VARIABLE INVESTMENT TRUST

            STEIN ROE GROWTH STOCK FUND. This Fund seeks long-term growth of capital through investment primarily in common stocks.

            STEIN ROE BALANCED FUND. This Fund seeks high total investment return through a changing mix of equities, debt securities, and cash.

            Stein Roe & Farnham Incorporated advises the SteinRoe Variable Investment Trust.

                        MFS(R) VARIABLE INSURANCE TRUSTSM

            MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the MFS Growth with Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

            MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Fixed income securities offering the high current income sought by the High Income Series normally include those fixed income securities which offer a current yield above that generally available on debt securities in the three highest rating categories by recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). See the prospectus for the Trust for more information.

            MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The MFS Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth.

            MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

            MFS VALUE SERIES. This Fund seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Fund's objective of capital appreciation.

            MFS Investment Management(R) advises the MFS(R) Variable Insurance Trust.SM

              MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.(SM)

            GLOBAL EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Fund's investment adviser believes are undervalued.

            MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalizations in the range of companies represented in the S&P MidCap 400 Index.

            VALUE PORTFOLIO. This Fund seeks above-average return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Fund's investment adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

            Morgan Stanley Dean Witter Investment Management, Inc. advises the Global Equity Portfolio. Miller Anderson & Sherrerd, LLP advises the Value Portfolio and the Mid Cap Value Portfolio.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

            OPPENHEIMER BOND FUND. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.


            OPPENHEIMER GROWTH FUND. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

            OPPENHEIMER SMALL CAP GROWTH FUND. This Fund seeks capital appreciation. Current income is not an objective. In seeking its investment objective, the Fund emphasizes investments in securities of "growth type" companies with market capitalizations of less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.

            Oppenheimer Funds, Inc. manages Oppenheimer Variable Account Funds.

                           SAGE LIFE INVESTMENT TRUST

            EAFE(R) EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index before the deduction of Fund expenses.

            S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses.

            MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed.

            Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. State Street Global Advisors subadvises the EAFE(R) Equity Index Fund and S&P 500 Equity Index Fund. Conning Asset Management Company subadvises the Money Market Fund.

                        T. ROWE PRICE EQUITY SERIES, INC.

            T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income and also long-term capital appreciation.

            T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies.

            T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time consistent with an emphasis on both capital appreciation and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio of stocks, bonds, and money market securities.

            T. Rowe Price Associates, Inc. provides investment management to the
T. Rowe Price Equity Series, Inc.

            The investment objectives and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

            Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

            We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

            More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust which accompanies this Prospectus. You should read the Trusts' prospectuses carefully before you decide to allocate amounts to the Variable Sub-Accounts.

            FIXED ACCOUNT INVESTMENT OPTIONS. Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). On the date that you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect.

            We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. The determination we make will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

            We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

            We will notify you of your options for renewal at least thirty days before an Expiration Date of a Fixed Sub-Account in which you are invested. Your options are:

            - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

            - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

            - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts

            Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

            - Transfers from specially designated Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

            - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

            We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

            MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares:
(1) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

            Ordinarily, if the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative. Similarly, if the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

            We will apply a Market Value Adjustment as follows:

            - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

            - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

            - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if the full amount of the Fixed Sub-Account is withdrawn, transferred or applied to an income plan, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

            We will compute the Market Value Adjustment by multiplying the factor below by the total amount that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account in order to provide the amount you requested.

                                             N/365
                          [(1+I)/(1+J+.0025)]     - 1

Where
                        I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

                        J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

                        N is the remaining number of days in the Guarantee Period at the time of calculation.

            We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

            In the states of Maryland and Washington, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the
                                                                    ((G-N)/365))
greater of the factor above and the following factor: [(1.03)/(1+K)]
- 1, where N is as defined above, K equals the Guarantee Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period.

            Examples of how the Market Value Adjustment works are shown in Appendix A.

            TRANSFERS. Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time. However, in certain states, your right to transfer Account Value is restricted until after the end of the Free Look Period. See "What Are My Investment Options? " page __. The minimum amount of Account Value that you may transfer from a Sub-Account is $250, or, if less, the entire remaining Account Value held in that Sub-Account. You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

            A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

            We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

            After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

            TELEPHONE TRANSACTIONS. You may request transfers or withdrawals by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

            Our telephone transaction authorization form also allows you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

            POWER OF ATTORNEY. As a general rule and as a convenience to you, we allow the use of powers of attorney whereby you can give a third party the right to make transfers on your behalf. However, when the same third party possesses powers of attorney executed by many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by such third parties are not in the best interest of all shareholders of the Funds. The managements of the Funds share this position.

            Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, we may not honor such powers of attorney and have instituted or will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, these procedures will not prevent you from making your own transfer requests.

            DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly or as frequently as we allow) a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from specially designated Fixed Sub-Accounts ("DCA Fixed Sub-Accounts"). These DCA Fixed Sub-Accounts may have different Guarantee Periods and different Guaranteed Interest Rates than the Fixed Sub-Accounts.

            The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Due to the effect of interest that continues to be earned interest on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix B.

            You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $250 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. All dollar-cost averaging transfers will be made on the day of each month that corresponds to your Contract Date unless that date is not a Business Day. Otherwise, the transfer will be made on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, certain restrictions may apply.

            Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Income Date, until you surrender the Contract, until the value of the Sub-Account from which transfers are being made is depleted, or until you cancel the program by written request. If you request to cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected period, we reserve the right to treat this request as a transfer request, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. We do not consider a transfer under this program a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering this program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the systematic withdrawal program.

            ASSET ALLOCATION PROGRAM. You may select from six asset allocation model portfolios, or you may use these models as a guide to help you develop your own asset allocation model. The models are as follows:

         Model                               Investment and Risk Profile
         -----                               ---------------------------
           I                                 Stable Capital
           II                                Stable Income
           III                               Moderate Income

        IV                                   Moderate Growth
        V                                    Capital Growth
        VI                                   Aggressive Growth

            If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may elect to change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

            Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

            From time to time the models are reviewed. It may be found that allocation percentages among the Variable Sub-Accounts or even some of the Variable Sub-Accounts within a particular model need to be changed. You will be sent notice at least 30 days before any such change is made, and you will be given an opportunity not to make the change.

            If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program. We reserve the right to discontinue offering this program at any time and for any reason.

            AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual, or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. We do not consider a transfer under this program a transfer for purposes of assessing any transfer charge. We reserve the right to discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

            ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date and after that, on each Business Day. The Account Value will vary to reflect:

            - the performance of the Variable Sub-Accounts you have selected;

            -           interest credited on amounts allocated to the Fixed
                        Account;

            -           any additional purchase payments; and

            -           charges, transfers, withdrawals, and surrenders.

Your Account Value may be more or less than purchase payments you made.

            SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

            VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

            ACCUMULATION UNIT VALUE. An Accumulation Unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

            NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

            (a) is the net result of:

                        (i) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period, PLUS

                        (ii) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, and PLUS OR MINUS

                        (iii) a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Variable Sub-Account; and

            (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

The net investment factor may be more or less than, or equal to, one.

            FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

            - the portion of the purchase payment(s) allocated or amount transferred to the Sub- Account; PLUS

            -           interest at the Guaranteed Interest Rate; MINUS

            -           any transfers from the Sub-Account; MINUS

            -           any withdrawals from the Sub-Account; and MINUS

            -           any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

5.          WHAT ARE THE EXPENSES UNDER A CONTRACT?

            We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

            - the ability of Owners to make withdrawals and surrenders under the Contracts;

            -           the death benefit paid on the death of the Owner;

            - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, and systematic partial withdrawal programs;

            - administration of the income plan options available under the Contracts; and

            -           the distribution of various reports to Owners.

Costs and expenses we incur include:

            - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

            -           sales and marketing expenses; and

            -           other costs of doing business.

Risks we assume include:

            - the risks that Annuitants may live longer than we estimated when we established the annuity purchase rates under the Contracts;

            - that the amount of the death benefit will be greater than Account Value; and

            - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

            We may also deduct a charge for taxes.  See "Fee Table," page ___.

            We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, payment of sales expenses.

            Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

            We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions based on the following factors:

            -           the size of the group;

            - the total amount of purchase payments to be received from the group;

            -           the purposes for which the Contracts are purchased;

            - the nature of the group for which the Contracts are purchased; and

            - any other circumstances that could reduce Contract costs and expenses.

            We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates of ours. Reductions in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions.

SURRENDER CHARGE

            None!  There are no surrender charges under the Contracts.

ANNUAL ADMINISTRATION CHARGE

            We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this fee on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge.

TRANSFER CHARGE

            We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

            We deduct Asset-Based Charges for mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which you are invested. After the Income Date, however, these charges are called Variable Sub-Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:

                                                     Combined Asset-Based Charges
                                                     ----------------------------

                                         Annual Charge    Monthly Charge     Daily Charge
                                         -------------    --------------     ------------
Contract Years 1-7                             1.40%        .116667%           .0038626%
Contract Years 8+                              1.25%        .104167%           .0034462%

We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payment to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

            During the first seven Contract Years only, we will deduct any state premium tax that we incur if you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5% depending upon the state. We currently do not intend to deduct this charge in or after the eighth Contract Year.

FUND EXPENSES

            Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

            The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6%). You do not pay these commissions. We do. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

6.       HOW WILL MY CONTRACT BE TAXED?

            THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION.

INTRODUCTION

            The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

            The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. A Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or income payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants, and Beneficiaries are responsible for determining whether contributions, distributions, and other transactions with respect to the Contract comply with applicable law. Therefore, purchasers of a Qualified Contract should seek competent legal and tax advice regarding the suitability of a Contract for their situation. The following discussion assumes that the Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

            DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Contract to be treated as an annuity contract for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

            In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate purchase payments and transfer Account Values, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contract.

            REQUIRED DISTRIBUTIONS. To be treated as an annuity contract for federal income tax purposes, the Code requires a Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

            Other rules may apply to a Qualified Contract.

            The following discussion assumes that the Contract will qualify as an annuity contract for federal income tax purposes.

TAX TREATMENT OF ANNUITIES

            IN GENERAL. We believe that if you are a natural person you will not be taxed on increases in the value of a Contract until a distribution occurs or until income payments begin. (An agreement to assign or pledge any portion of the Account Value, and, in the case of a Qualified Contract, any portion of an interest in the qualified plan, ordinarily will be treated as a distribution.)

TAXATION OF A NON-QUALIFIED CONTRACT

            NON-NATURAL PERSON. The Owner of any annuity contract who is not a natural person ordinarily must include in income any increase in the excess of the Account Value over the "investment in the contract" (ordinarily, the purchase payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

            WITHDRAWALS. When a withdrawal (including Systematic Withdrawals) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the Contract at that time. It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution. You may want to consult a tax adviser on the tax consequences of market value adjustments.

            SURRENDERS. In the case of a surrender under a Non-Qualified Contract, the amount received ordinarily will be taxable only to the extent it exceeds the Owner's investment in the Contract.

            PENALTY TAX ON SURRENDER AND CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a federal tax penalty equal to 10% of the amount treated as income ordinarily will be imposed. In general, however, there is no penalty on distributions:

                        -           made on or after the taxpayer reaches age
                                    59 1/2;

                        -           made on or after the death of an Owner;

                        -           attributable to the taxpayer's becoming
                                    disabled; or

                        - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

            Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted regarding exceptions from the penalty tax.

            INCOME PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each income payment is ordinarily not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is ordinarily determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

            TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Ordinarily, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an income payment option, they are taxed in the same way as income payments.

            TRANSFERS, ASSIGNMENTS OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the designation of a payee other than yourself, the selection of certain Income Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. If you are considering any such transfer or assignment, you should consult a tax adviser as to the tax consequences.

            WITHHOLDING. Annuity distributions are ordinarily subject to withholding for the recipient's federal income tax liability. Recipients can ordinarily elect, however, not to have tax withheld from distributions.

            MULTIPLE CONTRACTS. All annuity contracts that we or our affiliates issue to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF A QUALIFIED CONTRACT

            The Contract is designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to

]


specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. For IRAs under Section 408 of the Code (described below), distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs under Section 408A of the Code do not require distributions at any time prior to the Owner's death.

            WITHDRAWALS. When you take a withdrawal from a Qualified Contract, a pro-rata portion of the amount you receive is taxable, ordinarily based on the ratio of your investment in the contract (ordinarily, any non-deductible purchase payments or other consideration paid for the Contract) to your total accrued benefit balance under the retirement plan. For a Qualified Contract, the investment in the contract can be zero. Special tax rules apply to withdrawals from Roth IRAs (see below). Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. We will provide you the opportunity to elect not to have tax withheld from distributions.

            Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will endorse the Contract as necessary to conform it to the requirements of such plan.

            INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. IRA contributions may be deductible in whole or in part depending on the Owner's income and whether the Owner is a participant in a qualified plan. Earnings in the IRA are not taxed until distributed. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% federal penalty tax. The form of the Contract and its IRA rider has been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

            SIMPLE IRAS. Certain small employers may establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% federal penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The form of the Contract and its IRA rider has been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

            ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA ordinarily are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age
59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA. A 10% federal penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

OTHER TAX CONSEQUENCES

            As noted above, the foregoing comments about the federal tax consequences under the Contract are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or those of the recipient of the distribution. A competent tax adviser should be consulted for further information.

            Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive, that is, made effective prior to the date of the change. A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

7.          HOW DO I ACCESS MY MONEY?

            You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What are My Income Payment Options?," page __.

WITHDRAWALS

            You may withdraw all or part of your Surrender Value at any time before the Income Date. (If you have elected the "payments for a specified period certain" income plan option, you may request a full withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date). You may make your withdrawal request in writing or by telephone. See "Requesting Payments," page __. Any withdrawal must be at least $250. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments," page __ .



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



            When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

            A PARTIAL WITHDRAWAL WILL REDUCE YOUR DEATH BENEFIT AND MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT. (SEE "WHAT ARE THE EXPENSES UNDER A CONTRACT?" AND "DOES THE CONTRACT HAVE A DEATH BENEFIT?")

            Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM

            The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Variable Sub-Accounts and/or the Fixed Sub-Accounts. You select the day withdrawals will be taken, but this day can be no later than the 28th day of the month. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

            - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

            - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment (see "Market Value Adjustment," page ___).

            You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

IRA PARTIAL WITHDRAWAL PROGRAM

            If your Contract is an IRA Contract and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date.

            You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals, but this day can be no later than the 28th day of the month. If you do not elect a day, we will use the day of each month that corresponds to your Contract date.

REQUESTING PAYMENTS

            You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the date our Customer Service Center receives all requirements.

            We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

            - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

            - the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request.

            If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which the Contract is delivered.

8.          HOW IS CONTRACT PERFORMANCE PRESENTED?

            We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

            The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

            The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

            The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standardized average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, but excluding any deductions for purchase payment taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

            We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance by standard performance.

            In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9.          DOES THE CONTRACT HAVE A DEATH BENEFIT?

            Your Contract provides a death benefit for your Beneficiary.

            If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of:

            - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

            - 100% of the sum of all purchase payments made under the Contract, reduced by the amount of any prior withdrawal (including any associated Market Value Adjustment incurred); or

            -           the highest anniversary value (the "Highest Anniversary
                        Value").

            The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

            (1)         the Account Value on that Contract Anniversary;

            (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

            (3) reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

             If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner for the purpose of determining when the Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary.

            OWNER'S DEATH BEFORE THE INCOME DATE. If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

            - If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

            - Unless the new Owner otherwise tells us, we will allocate any excess of the death benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

            - No additional purchase payments may be applied to the Contract.

            However, certain distribution rules will apply to the continued Contract. If the new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules.

            Alternatively, if the new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

            If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

            If no Owner of the Contract is an individual, we will treat the death of any Annuitant under the Contract as the death of an Owner.

            In all events, we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision.

            OWNER'S DEATH AFTER THE INCOME DATE. If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

            If income payments have been selected based on an income plan providing for payments for a guaranteed period and the Annuitant dies on or after the Income Date, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

            PROOF OF DEATH. We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

                        1. An original certified copy of an official death certificate; or

                        2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

                        3.          Any other proof satisfactory to us.

10.         WHAT OTHER INFORMATION SHOULD I KNOW?

SEPARATE ACCOUNTS

            THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

            We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund of AIM Variable Insurance Funds, Inc., The Alger American Fund, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, MFS(R) Variable Investment Trust (TM), Morgan Stanley Dean Witter Universal Funds, Inc.(SM), Oppenheimer Variable Account Funds, Sage Life Investment Trust, and T. Rowe Price Equity Series, Inc. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

            THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. Notwithstanding the foregoing, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. Those gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

            VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

MODIFICATION

            When permitted by applicable law, we may modify the Contracts as follows:

                        - deregister the Variable Account under the 1940 Act;

                        - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

                        - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

                        - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

                        - combine the Variable Account with other separate accounts; and

                        - combine a Variable Sub-Account with another Variable Sub-Account.

We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account or that the Variable Account may purchase; and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

            If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

            Sage Distributors, Inc. ("Sage Distributors"), acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a corporation organized under Delaware law in 1997, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS

            Ernst & Young LLP, independent auditors, have audited our financial statements for the years ended December 31, 1998 and 1997, as set forth in their report, which is included in this Prospectus. We included our financial statements in this Prospectus in reliance on their report, given on their authority as experts in accounting and auditing.

LEGAL PROCEEDINGS

            Sage Life and its subsidiaries, as of the date of this Prospectus, are not involved in any lawsuits. However, Sage Life's direct and indirect parent companies, like other companies, are involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Sage Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the Fixed Account, the General Account, or Sage Life.

REPORTS TO CONTRACT OWNERS

            We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

ASSIGNMENT

            You may assign your Contract at any time before the Income Date. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. An assignment may be a taxable event.

CHANGE OF OWNER, BENEFICIARY, OR ANNUITANT

            During your lifetime and while your Contract is in force, you can transfer ownership of your Contract, change the Beneficiary, or change the Annuitant. However, you cannot change the Annuitant after the Income Date. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary, or Annuitant will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A CHANGE IN OWNER MAY BE A TAXABLE EVENT AND MAY ALSO EFFECT THE AMOUNT OF DEATH BENEFIT PAYABLE UNDER YOUR CONTRACT.

MISSTATEMENT AND PROOF OF AGE, SEX, OR SURVIVAL

            We may require proof of age, sex, or survival of any person upon whose age, sex, or survival any payments depend. If the age or sex of the Annuitant has been misstated, or if the age of the Owner has been misstated, the benefits will be those that the Account Value applied would have provided for the correct age and sex. If we have made incorrect income payments, we will pay the amount of any underpayment. We will deduct the amount of any overpayment from future income payments.

INCONTESTABILITY

            Your Contract is incontestable from its Contract Date.

AUTHORITY TO MAKE AGREEMENTS

            One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

PREPARING FOR THE YEAR 2000

            Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This potential problem has become known as the "Year 2000 issue." The Year 2000 issue affects virtually all companies and organizations.

            Computer applications that are affected by the Year 2000 issue could impact our business functions in various ways, ranging from a complete inability to perform critical business functions to a loss of productivity in varying degrees. Likewise, the failure of some computer applications could have no impact on critical business functions. We used these issues as critical components in the evaluation and selection of in-house systems and of third party administrators.

            Since we outsource most of our operating functions, there are only a limited number of in-house systems utilized. At present, the only in-house system we utilize is the accounting system. This system was certified as Year 2000 compliant before we selected and installed it for operation. We also intend to purchase a reserve valuation system and a reinsurance system. Year 2000 compliance will be a critical component in the evaluation and selection process for those two systems.

            We have various third party administrators (including investment advisors, brokers, transfer agents, and other financial services institutions) for the processing of such tasks as contract administration, fund administration, underwriting and investment administration. The quality of these third party administrators was of paramount importance in the selection process.

            Although we have received assurances from all of our third party administrators, we are currently working with them to assess all Year 2000 issues associated with the processing of our applications. This assessment involves the testing of the data being processed by third party administrators and electronically interfaced into our accounting system. As to outside organizations from which we will not be relying on electronic interface, we will be relying on responses to questionnaires supplied to these service providers as to their status on Year 2000 compliance. Based upon the responses received from these third party administrators, we will develop a plan to assure Year 2000 compliance by all third party administrators. We anticipate completing all testing well in advance of January 1, 2000. As this testing has and continues to be done in the normal course of system development, we have not budgeted any costs associated with the Year 2000 issue. In addition, Year 2000 costs have been deemed immaterial.

            If any of our third party administrators fail to achieve complete compliance, it could have a material adverse effect on our ability to conduct our business, including delays in calculating unit values, redeeming shares, delivering account statements and providing other information, communication and servicing to Owners. We believe that we have taken the necessary provisions, both through selection and testing, to assure that we will not experience any material adverse effects on our ability to conduct our business. We do, however, realize the importance of this issue, and we are currently developing a detailed contingency plan for operations in the unlikely event one or more of our third party administrators is unable to fulfill its obligations.

FINANCIAL STATEMENTS

            No financial statements are presented for the Variable Account because it just began operations in February, 1999.

            We included the audited financial statements for Sage Life for the years ended December 31, 1997 and December 31, 1998 in this Prospectus. You should consider these financial statements only as bearing on the ability of Sage Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

11.         HOW CAN I MAKE INQUIRIES?

            You may make inquiries about your Contract by writing us at our Customer Service Center, by calling us at 877-835-7243 (Toll Free), or by contacting one of our authorized registered representatives.

12.         ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.

HISTORY AND BUSINESS

Ownership

            Sage Life was incorporated under the laws of the state of Delaware in 1981. The Company is authorized to write general life insurance and fixed and variable annuity contracts in all states except New York, and also is licensed to conduct variable life insurance business in a majority of states.

            Fidelity Mutual Life Insurance Company, a Pennsylvania insurer, sponsored the Company's formation in 1981 under the name of Fidelity Standard Life Insurance Company ("Fidelity Life"). Security First Life Insurance Company ("Security First") of Los Angeles, California acquired Fidelity Life in December 1984. In January 1997, Sage Insurance Group, Inc. ("Sage Insurance Group") (formerly Finplan Investment Corp.), a Delaware corporation and a wholly owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation and the Company's ultimate parent, acquired Fidelity Life. The Company changed to its present name in September 1997. In December 1998, Sage Insurance Group formed a new company, Sage Life Holdings of America, Inc.
("Sage Life Holdings"), to act as the new immediate parent of the Company. The transaction is discussed more fully in the section below entitled "Holding Company Structure and Background."

Prior Business Operations

            As a Security First subsidiary, the Company specialized in the marketing of annuities qualifying under Section 403(b) of the Code. Under an assumption reinsurance agreement, Fidelity Life's annuity


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



business was irrevocably transferred to Security First in January 1997 except for a small number of contracts. During 1998, Security First assumption reinsured all of the remaining annuity business of Fidelity Life. Security First is now a subsidiary of The Metropolitan Life Insurance Company.

Holding Company Structure and Background

            We are an indirect, wholly owned subsidiary of Sage Insurance Group, which is a holding company for us and affiliated entities conducting life and annuity insurance business in the United States. We also are an indirect, wholly owned subsidiary of Sage Group, a corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial Marketing Group in March 1996 to the Liberty Financial Companies of Boston.

            Sage Group entered into an agreement with Swiss Re Life and Health America, Inc. ("Swiss Re") on December 1, 1998, whereby Swiss Re will enter into reinsurance arrangements with us. In addition, Swiss Re invested $12.5 million in non-voting non-redeemable cumulative preferred stock in a newly formed company, Sage Life Holdings, that became our immediate parent and a wholly-owned subsidiary of Sage Insurance Group. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. The arrangements contemplated by the agreement may be subject to regulatory approval.

SELECTED FINANCIAL DATA

            We cannot compare our historical financial results for the calendar year 1996 and all prior years, to the results for the years 1997 and 1998 due to the substantial change in our business operations. We effectively disposed of all in-force business existing as of December 31, 1996 and, therefore, on January 1, 1997, had no insurance liabilities under any of our policies other than the small number of policies that were not 100% assumption reinsured to our former parent company. We subsequently novated these insurance liabilities during 1998. Effectively, therefore, since January 1997, we became comparable to a new company that had not yet begun its business activities.

            We present the following selected financial data as of December 31, 1998 and 1997 and for the years then ended, taken from our audited financial statements. Please read the information below along with the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" we included elsewhere in this Prospectus.

                             Selected Financial Data
                                 (in thousands)


                                           Year ended      Year ended
                                          December 31,    December 31,
                                              1998            1997
                                              ----            ----
Income Statement Data:
Revenues:
Net investment income                     $  1,244        $    989

Expenses:
Amortization expense                           549             325
General and administrative expenses          1,264           1,016
Total expenses                               1,813           1,341

Loss before taxes                             (569)           (352)

Income tax expense                              --               --

Net loss                                  $   (569)       $   (352)
                                          =========       =========
Balance Sheet Data:
Total Assets                              $ 36,542        $ 36,689

Stockholder's Equity                      $ 36,472        $ 33,202


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Introduction

            The following discussion highlights the significant factors that influence our operations. Please read this discussion along with our financial statements and the related notes included in this Prospectus.

History and Business Overview

            During February 1999, we began to market our new variable insurance products. Sage Insurance Group acquired the Company on December 31, 1996, and since that date, we have prepared for the recommencement of our insurance underwriting and marketing activities. (Before the acquisition of the Company, all new business production and marketing ended in October 1996.) We totally reengineered our products, systems and administration since the change of ownership. All of our current senior management are experienced in the insurance industry (either in the United States or in South Africa). We recruited most of them since January 1997. Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable insurance products. Our obligations under these contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. We may not use the assets of these separate accounts that equal the reserves and other liabilities supporting the contracts to which they relate, to pay any of our other obligations or creditors. Currently, we distribute the contracts through banks. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses, regional broker-dealers, and financial planners.

Results of Operations

            Net losses for the year ended December 31, 1998 were $568,974 and were $351,786 for the year ended December 31, 1997. As the Company was not underwriting or marketing insurance products, all revenue for 1998 and 1997 is derived from investing activities. Effective investment yields for our General Account were 5.1% for the year ended December 31, 1998, and 5.4% for the year ended December 31, 1997. General expenses incurred in financing our daily activities more than offset investment revenue. As we recommence business in 1999, we anticipate that our revenues will increase primarily by charges and fees associated with products we offer, while our expenses will increase by acquisition expenses, the cost of administering this new business and the payment of benefits.

            We have capitalized certain costs that have been incurred in the development and registration of our insurance products and have been paid for by Sage Insurance Group. We are amortizing these development costs on a straight line basis over fifteen years. Accumulated amortization at December 31, 1998 and December 31, 1997 was $405,287 and $93,637, respectively.

            In April 1998, Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5) was issued. SOP 98-5 requires entities to charge to expense all start-up costs as incurred. SOP 98-5 is effective for years beginning after December 15, 1998 (i.e., January 1, 1999). In addition, SOP 98-5 requires entities upon adoption to write-off as the cumulative effect of a change in accounting principle any previously unamortized capitalized start-up costs. Accordingly, we wrote-off any unamortized capitalized development costs on January 1, 1999.

Liquidity and Capital Resources

            Since the beginning of 1997, we have needed money primarily to develop our insurance products and related infrastructure, and to fund our daily operations. We have met our cash needs through interest income and capital contributions from Sage Insurance Group.

            During 1999, we expect our cash needs will continue to increase as our underwriting and marketing activities begin. As discussed below, we intend to enter into a reinsurance arrangement with Swiss Re that will provide an additional source of cash. We still anticipate that we will be unable to meet all of our liquidity requirements in 1999 without capital contributions from Sage Insurance Group. However, as discussed above, Swiss Re has made an equity investment in a newly formed holding company that will provide an additional source of funds to us for new business expenses. In addition, although not required to do so, we believe that Sage Insurance Group will continue to provide capital to us for our non-recurring costs associated with new products and business development during 1999. Our future marketing efforts could be hampered in the unlikely event that Swiss Re, Sage Insurance Group and/or their affiliates are unwilling to commit additional funding.

Segment Information

            We currently plan to conduct our business as a single segment, and anticipate that this segment will eventually include all of the following products:

            -           Combination fixed and variable deferred annuities.

            -           Combination fixed and variable immediate annuities.

            -           Combination fixed and variable life insurance products.

Reinsurance

            We intend to enter into a coinsurance reinsurance arrangement with Swiss Re, pursuant to which Swiss Re will reinsure a significant portion of our liabilities under our variable insurance contracts. This arrangement will provide additional capacity for growth of our variable insurance business.

            In addition, we intend to reinsure certain mortality risks associated with the guaranteed minimum death benefit and accidental death benefit features of the Contracts. We intend to use only highly rated reinsurance companies to reinsure these risks.

            Reinsurance does not relieve us from our obligations to Owners. We remain primarily liable to our Owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

            The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our Contract obligations at their maturities or in the event of the Owner's death. In the financial statements included in this Prospectus, all reserves have been determined in accordance with generally accepted accounting principles. As previously noted, all of Fidelity Life's existing annuity business has been irrevocably transferred to Security First, resulting in no remaining contract obligations at December 31, 1998.

Investments

            We invested our General Account cash and invested assets of $25.5 million and $25.3 million at December 31, 1998 and December 31, 1997, respectively, entirely in investment grade securities and money market funds. It is our stated policy to refrain from investing in securities having speculative characteristics. Our entire portfolio is classified as available-for-sale, and is reported at fair value, with resulting unrealized gains or losses included as a separate component of stockholder's equity.

Dividend Restrictions

            We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions described below, we must obtain approval of the Insurance Commissioner of the State of Delaware to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regard to shareholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of unassigned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to shareholders within five business days after declaration and at least ten days prior to payment. At December 31, 1998 the maximum amount of dividends we could have paid out to our parent without prior approval from state regulatory authorities was $2,310,910.

New Accounting Standards

            As of January 1, 1998, we adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), which establishes new rules for the reporting and display of comprehensive income and its components, consisting of net income and other comprehensive income. SFAS 130 requires us to report separately in stockholder's equity the accumulated balance of other comprehensive income. Our only component of other comprehensive income is net unrealized gains or losses on available-for-sale securities, which we report separately in stockholder's equity. The adoption of SFAS 130 had no impact on our net income or stockholder's equity.

COMPETITION

            We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual, and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than we are. We are unique in that we are one of the few life insurers confining its activities to the marketing of separate account variable insurance products.

TRANSACTIONS WITH SAGE INSURANCE GROUP

            In 1997, we entered into a Cost Sharing Agreement with Sage Insurance Group to share personnel costs, office rent, and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Under this agreement, we have received $151,348 from Sage Insurance Group for the year ended December 31, 1998, and we have paid expenses of $76,048 for the year ended December 31, 1997. In addition, Sage Insurance Group provides funds to us to meet various operating expenses. We pay these amounts back to Sage Insurance Group at the end of each quarter.

            Sage Insurance Group has also incurred expenditures in connection with the costs of establishing new systems, new products, and premises for us. The amount of these developmental costs paid for by companies affiliated with Sage Life on December 31, 1998 and December 31, 1997 were $3,270,219 and $1,504,558, respectively. Sage Insurance Group regards these expenditures as being of a developmental nature and does not intend to recover these expenditures from us. Accordingly, these expenditures have been capitalized as development costs and reflected as contributed capital in our financial statements.

EMPLOYEES

            Due to our business strategy of outsourcing our primary administrative and investment functions to organizations that specialize in these areas, the number of full time personnel we employ is limited. As of December 31, 1998, we had 14 employees. As of December 31, 1997, we had 8 employees.

PROPERTIES

            Our executive office is located at 300 Atlantic Street, in Stamford, Connecticut, where we maintain our primary corporate records. We maintain customer records at our Customer Service Center.

            Sage Insurance Group leases our office space. We reimburse Sage Insurance Group for the office space under the Cost Sharing Agreement described above.

STATE REGULATION

            We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Department of Insurance (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that the Insurance Department may examine us and our books and records to determine, among other things, whether contract liabilities and reserves as we state them are correct. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), will periodically conduct a full examination of our operations.

            In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we do business, and our operations and accounts are subject to examination by these agencies at regular intervals.

            The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Statements. We anticipate that these standards will have no significant effect upon us.

            Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

            Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

            Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:

            -           regulation of insurance company solvency,

            -           employee benefit regulation,

            - removal of barriers preventing banks from engaging in the insurance business,

            - tax law changes affecting the taxation of insurance companies, and

            - tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                        DIRECTORS AND EXECUTIVE OFFICERS

                                   Position held with the                  Other Principal Positions
Name (Age)                         Company/Year Commenced                  During Past Five Years



Ronald S. Scowby(1/)               Director, 1/97 to present,              Chairman and Trustee, Sage Life
Age 60                             Chairman, 2/98 to present               Investment Trust, 7/98 to
                                                                           present; Director, Sage Life
                                                                           Assurance Company of New York,
                                                                           5/98 to present; Deputy Chairman
                                                                           2/98 to present, President, 1/97
                                                                           to 2/98, Director, 1/97 to
                                                                           present, Sage Insurance Group
                                                                           Inc.; Director, Sage Advisors,
                                                                           Inc., 1/98 to present;
                                                                           President, Chief Executive
                                                                           Officer, Sage Life Assurance of
                                                                           America Inc., 1/97-2/98;
                                                                           Director, Sage Distributors,
                                                                           Inc., 1/98 to present; Director,
                                                                           President, Chief Executive
                                                                           Officer, Sage Management
                                                                           Services (USA), Inc., 6/96 to
                                                                           present; Owner, Sheldon Scowby
                                                                           Resources 7/95-6/96; Executive
                                                                           Vice President, Mutual of
                                                                           America Life Insurance Group,
                                                                           6/91- 7/95; President, Mutual of
                                                                           America Financial Services,
                                                                           6/91-7/95


Robin I. Marsden(1/)               Director, 1/97 to                       President and Trustee, Sage Life
Age 33                             present, President and Chief            Investment Trust, 7/98 to
                                   Executive Officer, 2/98 to              present; Director, Sage Life
                                   present                                 Assurance Company of New York,
                                                                           5/98 to present; Director,
                                                                           President, Sage Advisors, Inc.,
                                                                           1/98 to present; Director, Sage
                                                                           Distributors, Inc., 1/98 to
                                                                           present; Director, 1/97 to
                                                                           present, President and Chief
                                                                           Executive Officer, 2/98 to


                                                                           present, Sage Insurance Group,
                                                                           Inc.; Chief Investment Officer,
                                                                           Sage Life Holdings, Ltd., 11/94
                                                                           to 1/98; Executive-Strategic
                                                                           Developments, Sage Group Ltd.,
                                                                           11/94 to 1/98; Partner and
                                                                           Management Consultant Deloitte &
                                                                           Touche 1/89-10/94


H. Louis Shill(2/)                 Director,                               Director, Sage Life Assurance
Age 68                             1/97 to present                         Company of New York, 5/98 to
                                                                           present; Chairman, Sage Life
                                                                           Assurance of America, Inc.
                                                                           1/97 to 2/98; Chairman, Sage
                                                                           Insurance Group, Inc., 1/97 to
                                                                           present; Founder, Chairman,
                                                                           Sage Group Limited, 1965 to
                                                                           present



Paul C. Meyer(3/)                  Director,                               Director, Sage Life Assurance
Age 45                             1/97 to present                         Company of New York 5/98 to
                                                                           present; Partner, Rogers &
                                                                           Wells, 1986 to present



Richard D. Starr(4/)               Director,                               Director, Sage Life Assurance
Age 54                             1/97 to present                         Company of New York, 5/98 to
                                                                           present; President, First
                                                                           Interstate Securities, 1/95-
                                                                           12/95; Chairman & Chief
                                                                           Executive Officer, Financial
                                                                           Institutions Group, Inc., 10/78
                                                                           to present


Mitchell R. Katcher(1/)            Director, 12/97 to                      Vice President, Sage Life
Age 45                             present, Senior                         Investment Trust, 7/98 to
                                   Executive Vice                          present; Director, Sage Life
                                   President, Chief                        Assurance Company of New York,
                                   Financial Officer,                      5/98 to present; Director,
                                   Chief Actuary                           Treasurer, Sage Advisors, Inc.,
                                   5/97 to present                         1/98 to present; Director, Sage
                                                                           Distributors, Inc., 1/98 to
                                                                           present; Treasurer, 7/97 to
                                                                           present, Senior Executive Vice
                                                                           President, 12/97 to present,

                                                                           Sage Insurance Group, Inc.;
                                                                           Executive Vice President,
                                                                           Golden American Life
                                                                           Insurance Company, 7/93-2/97.







1/ The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.

2/ Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.

3/ Mr. Meyer's principal business address is 200 Park Avenue, New York, N.Y. 10166.

4/ Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.

COMPENSATION

            Our executive officers also serve as officers of our parent and of certain affiliated companies. Cost allocations have been made to us as to the time these individuals devoted to their duties with us. No allocation was made during 1997 nor was any made for 1998 for the services of Mr. Shill. No allocation was made during 1997 for the services of Mr. Marsden.

            The following table includes compensation paid by us for services rendered in all capacities for the years indicated for the Chief Executive Officer and the other Executive Officers compensated more than $100,000 for the year ended December 31, 1998.

                               Annual Compensation

                                                                                                                All Other
                    Name and Principal Position           Year            Salary                Bonus          Compensation
                    ---------------------------           ----            ------                -----          ------------
Ronald S. Scowby,                                         1997           $337,500             $100,000
Chairman(1)                                               1998           $350,000             $100,000           $22,097

Robin I. Marsden,                                         1998           $275,000                $0              $20,956
President and Chief
Executive Officer(1)

Mitchell R. Katcher,                                      1997           $114,583             $265,000
Senior Executive                                          1998           $250,000                $0              $19,037
Vice President, Chief
Financial Officer and Chief
Actuary(1)

(1) All salaries and bonuses are paid by Sage Insurance Group.

            We pay outside directors $12,000 and $2,000 per meeting attended. For the year ended December 31, 1997, we paid each outside director $20,000. We do not compensate directors who are officers or employees of ours or our affiliates for serving on the Board. Directors do not receive retirement benefits.

                                   Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying balance sheets of Sage Life Assurance of America, Inc. (formerly Fidelity Standard Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Life Assurance of America, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Stamford, Connecticut
February 15, 1999

                      Sage Life Assurance of America, Inc.

                                 Balance Sheets




                                                                             DECEMBER 31
                                                                     1998                    1997
                                                             --------------------    ---------------------

ASSETS

Investments:
  Fixed maturities available for sale, at fair value
    (amortized cost: 1998-$12,967,022 and
    1997-$3,520,393)                                                  $12,992,917             $  3,595,326
  Short-term investments                                               10,975,402               21,530,888
                                                             --------------------    ---------------------
Total investments                                                      23,968,319               25,126,214

Cash and cash equivalents                                               1,531,165                  228,605
Accrued investment income                                                 203,425                   58,039
Receivable from affiliates                                                      -                   25,941
Reinsurance recoverable                                                         -                2,728,284
Goodwill                                                                6,565,134                6,802,300
Development costs                                                       4,269,488                1,310,921
Other assets                                                                5,000                   11,443
Separate account assets                                                         -                  396,992
                                                             --------------------    ---------------------

Total assets                                                          $36,542,531              $36,688,739
                                                             ====================    =====================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accrued expenses                                                 $       61,670            $     180,442
  Policy liabilities                                                            -                2,728,284
  Deferred income taxes                                                     8,804                   26,227
  Amounts payable to affiliates                                                 -                  154,366
  Separate account liabilities                                                  -                  396,992
                                                             --------------------    ---------------------
Total liabilities                                                          70,474                3,486,311

Stockholder's equity:
  Common stock, $2,500 par value, 1,000 shares
    authorized, issued and outstanding                                  2,500,000                2,500,000
  Additional paid-in capital                                           34,875,727               31,005,508
  Retained deficit                                                      (920,760)                (351,786)
  Accumulated other comprehensive income                                   17,090                   48,706
                                                             --------------------     --------------------
Total stockholder's equity                                             36,472,057               33,202,428
                                                             --------------------    ---------------------

Total liabilities and stockholder's equity                            $36,542,531              $36,688,739
                                                             ====================    =====================

See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Operations




                                                                    YEAR ENDED DECEMBER 31
                                                                  1998                     1997
                                                          --------------------     --------------------

REVENUES

Investment income                                                   $1,243,522               $  989,494

EXPENSES

Amortization expense                                                   548,818                  325,406
General and administrative expenses                                  1,263,678                1,015,874
                                                          --------------------     --------------------
   Total expenses                                                    1,812,496                1,341,280
                                                          --------------------     --------------------

Loss before taxes                                                    (568,974)                (351,786)

Income tax expense                                                           -                        -
                                                          --------------------     --------------------

Net loss                                                          $  (568,974)              $ (351,786)
                                                          ====================     ====================




See accompanying notes to financial statements.

                                Sage Life Assurance of America, Inc.

                                 Statements of Stockholder's Equity




                                                                                               ACCUMULATED
                                                          ADDITIONAL                              OTHER
                                          COMMON            PAID-IN          RETAINED         COMPREHENSIVE
                                          STOCK             CAPITAL           DEFICIT             INCOME            TOTAL
                                        -------------------------------------------------------------------------------------------

Balance at January 1, 1997              $2,500,000         $15,505,508                                            $18,005,508

Net loss                                                                     $  (351,786)                            (351,786)

Change in unrealized gain on
  investments                                                                                   $  48,706              48,706
                                                                                                                  -----------------

Comprehensive income                                                                                                 (303,080)

Additional capital contributions                            15,500,000                                             15,500,000
                                        -------------------------------------------------------------------------------------------

Balance at December 31, 1997             2,500,000          31,005,508          (351,786)          48,706          33,202,428

Net loss                                                                        (568,974)                            (568,974)

Change in unrealized gain on
  investments                                                                                     (31,616)            (31,616)
                                                                                                                  -----------------

Comprehensive income                                                                                                 (600,590)

Additional capital contributions                             3,870,219                                              3,870,219
                                        -------------------------------------------------------------------------------------------

Balance at December 31, 1998            $2,500,000         $34,875,727       $  (920,760)       $  17,090         $36,472,057
                                        ===========================================================================================


See accompanying notes to financial statements.

                                Sage Life Assurance of America, Inc.

                                      Statements of Cash Flows






                                                                        YEAR ENDED DECEMBER 31

                                                                      1998                    1997
                                                               ------------------- --- -------------------

OPERATING ACTIVITIES

  Net loss                                                       $       (568,974)         $     (351,786)
  Adjustments to reconcile net loss to net cash (used in)
    provided by operating activities:
    Amortization expense                                                   548,818                 325,406
    Changes in:
      Accrued investment income                                          (145,386)                (29,638)
      Receivable from affiliates                                            25,941                (25,941)
      Other assets                                                           6,443                (11,443)
      Accrued expenses                                                   (118,772)                 116,216
      Amounts payable to affiliates                                      (154,366)                 154,366
                                                               -------------------     -------------------
Net cash (used in) provided by operating activities                      (406,296)                 177,180

INVESTING ACTIVITIES

  Purchase of fixed maturity securities                               (10,295,783)                       -
  Proceeds from sales, maturities and repayments of fixed
    maturity securities                                                    849,153                  42,941
  Net (purchases) sales of short-term investments                       10,555,486            (15,507,987)
                                                               -------------------     -------------------
Net cash provided by (used in) investing activities                      1,108,856            (15,465,046)

FINANCING ACTIVITIES

  Capital contribution from the parent                                     600,000              15,500,000
                                                               -------------------     -------------------
Net cash provided by financing activities                                  600,000              15,500,000
                                                               -------------------     -------------------

Increase in cash and cash equivalents                                    1,302,560                 212,134

Cash and cash equivalents at beginning of year                             228,605                  16,471
                                                               -------------------     -------------------

Cash and cash equivalents at end of year                           $     1,531,165          $      228,605
                                                               ===================     ===================



See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                         Notes to Financial Statements

                               December 31, 1998


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is a wholly-owned subsidiary of Sage Life Holdings of America, Inc., ("SLHA") which is a wholly-owned indirect subsidiary of Sage Group Limited, a South African company.

DESCRIPTION OF BUSINESS

Effective December 31, 1996, Sage Insurance Group Inc. ("SIGI") purchased from Security First Life Insurance Company ("SFLIC") all of the outstanding stock of Fidelity Standard Life Insurance Company ("Fidelity Standard"), a Delaware domiciled life insurance company licensed to sell fixed and variable annuity contracts. As a result of the purchase, Fidelity Standard was renamed Sage Life Assurance of America, Inc. Effective October 31, 1996, all new business production and marketing was ceased and Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 1, 1998, all of the in-force business of the Company was novated to SFLIC. There was no gain or loss in connection with the novation. Accordingly, no insurance liabilities exist at December 31, 1998.

The Company is in the process of developing and preparing to market variable annuity and variable life insurance products. The marketing of these products is expected to begin in the second quarter 1999.

The Company also intends to enter into a coinsurance reinsurance arrangement with Swiss Re Life and Health America, Inc. ("Swiss Re"), pursuant to which Swiss Re will reinsure a significant portion of the liabilities under the variable insurance contracts.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

NEW ACCOUNTING PRONOUNCEMENT

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for the reporting and display of comprehensive income and its components; however, adoption of this Statement had no impact on the Company's net income or stockholder's equity. Comprehensive income is defined as the change in equity during the financial reporting period of a business enterprise resulting from non-owner sources. The primary element of comprehensive income is the unrealized gains and losses on investments. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheet represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, as reported as of December 31, 1997, are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statement of operations. The separate account balances were novated to SFLIC effective September 1, 1998. As a result, no separate account assets or liabilities are reported at December 31, 1998.

POLICY LIABILITIES

Policy liabilities at December 31, 1997 consisted of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to annuities of a nonguaranteed return nature. Interest crediting rates ranged from 5.5 % to 7.0%. There were no policy liabilities at December 31, 1998 as all in-force business was novated to SFLIC, effective September 1, 1998.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value, which, in the view of management, is other than temporary. Accumulated amortization at December 31, 1998 and December 31, 1997 was $468,935 and $231,769, respectively.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEVELOPMENT COSTS

The Company has capitalized certain costs that have been incurred in the development and registration of the Company's insurance products. These development costs are being amortized on a straight line basis over fifteen years. Accumulated amortization at December 31, 1998 and December 31, 1997 was $405,287 and $93,637, respectively.

In April 1998, Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", (SOP 98-5) was issued. SOP 98-5 requires entities to charge to expense all start-up costs as incurred. SOP 98-5 is effective for years beginning after December 15, 1998 (i.e., January 1, 1999). In addition, SOP 98-5 requires entities upon adoption to write-off as the cumulative effect of a change in accounting principle any previously unamortized capitalized start-up costs. Accordingly, the Company will be required to write-off any unamortized capitalized development costs on January 1, 1999.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires that management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

Income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

2. INVESTMENTS

Investments in fixed maturity securities as of December 31, 1998 consist of the following:


                                                              GROSS            GROSS
                                           AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                              COST            GAINS            LOSSES            VALUE
                                        -------------------------------------------------------------------
U.S. Government Obligations                  $ 9,356,479    $      89,549      $    54,974      $ 9,391,054
Corporate Obligations                          3,610,543            4,282           12,962        3,601,863
                                        -------------------------------------------------------------------
                                             $12,967,022    $      93,831      $    67,936      $12,992,917
                                        ===================================================================

Investments in fixed maturity securities as of December 31, 1997 consisted of the following:


                                                              GROSS            GROSS
                                           AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                              COST            GAINS            LOSSES            VALUE
                                        -------------------------------------------------------------------
U.S. Government Obligations                   $3,520,393     $     79,120           $4,187       $3,595,326
                                        ===================================================================

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1998 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.


                                                AMORTIZED        FAIR
                                                  COST           VALUE
                                             ------------------------------

Due after one year through five years           $  4,750,473   $  4,811,245
Due after five years through ten years             8,216,549      8,181,672
                                             ------------------------------
Total                                            $12,967,022    $12,992,917
                                             ==============================

Investment income by major category of investment for the year ended December 31, 1998 and 1997 is summarized as follows:


                                                                                1998              1997
                                                                     ------------------------------------
Bonds                                                                          $261,781          $255,778
Short-term investments                                                          787,873           720,556
Cash and cash equivalents                                                       239,700            49,035
                                                                     ------------------------------------
Total investment income                                                       1,289,354         1,025,369
Investment expenses                                                              45,832            35,875
                                                                     ------------------------------------
Net investment income                                                        $1,243,522          $989,494
                                                                     ====================================



At December 31, 1998 and 1997, investment securities with an amortized cost of $6,678,745 and $6,128,048, respectively, and a fair value of $6,623,770 and $6,202,980, respectively, are held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. INCOME TAXES

The Company has filed a separate life insurance company Federal income tax return for the period January 1, 1997 through December 31, 1997. The Company will continue to file a separate life insurance company Federal income tax return through the year 2001. Beginning in the year 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (USA), Inc. and its subsidiaries.

The provision for income taxes varies from the amount which would be computed using the federal statutory income tax rate as follows:

                                                                   1998                1997
                                                            ------------------- -------------------
Pre-tax loss                                                        $ (568,974)         $ (351,786)
Application of the federal statutory tax rate - 34%                   (193,451)           (119,607)
Tax effect of:
   State income taxes                                                         -                (75)
   Change in valuation allowance                                        193,451             119,532
                                                            ------------------- -------------------
Total income tax provision                                          $         -         $         -
                                                            =================== ===================

                      Sage Life Assurance of America, Inc.

3. INCOME TAXES (CONTINUED)

Significant components of the Company's deferred tax assets and liabilities as of December 31, 1998 and 1997 are as follows:


                                                                    1998                1997
                                                             ---------------------------------------
Deferred tax assets:
  Net operating loss carryforwards                                  $ 1,967,528           $  756,521
Total deferred tax assets                                             1,967,528              756,521
                                                             ---------------------------------------
Deferred tax liabilities:
  Unrealized gain on appreciation of investments                        (8,804)             (26,227)
  Amortization of goodwill and development costs                    (1,654,545)            (636,989)
                                                             ---------------------------------------
Total deferred tax liabilities                                      (1,663,349)            (663,216)
Valuation allowance for deferred tax assets                           (312,983)            (119,532)
                                                             ---------------------------------------
Net deferred tax liability                                            $ (8,804)         $   (26,227)
                                                             =======================================

Based upon the lack of historical operating results and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

At December 31, 1998, the Company has net operating loss carryforwards of $3.8 million for federal income tax purposes which expire in 2018 and $2.0 million that expire in the year 2012.

4. RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

Statutory-basis net income and surplus of the Company are as follows:


                                 1998                1997
                          ---------------------------------------

Net income                     $       27,002      $       51,133
Surplus                            25,609,097          25,017,752

The required statutory capital and surplus at December 31, 1998 $17,857,518.

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to shareholders within five business days after declaration and at least ten days prior to payment. At December 31, 1998, the maximum amount of dividends the Company could pay SLHA without prior approval from state regulatory authorities is $2,310,910.

                      Sage Life Assurance of America, Inc.

5. RELATED PARTY TRANSACTIONS

In 1997, the Company entered into a Cost Sharing Agreement with SIGI, the parent of SLHA, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company has received $151,348 from SIGI for the year ended December 31, 1998 and paid expenses of $76,048 for the year ended December 31, 1997. In addition, SIGI provides funds to the Company to meet various operating expenses. These amounts are paid back to SIGI at the end of each quarter. At December 31, 1997, $100,000 of the amounts transferred to the Company remained payable to SIGI. No amounts were remained payable at December 31, 1998.

All non-recurring development costs of the Company are paid by SIGI or its parent, Sage Group Limited, and treated as capital contributions. The amount of development costs paid for by affiliated companies at December 31, 1998 and December 31, 1997 were $3,270,219 and $1,504,558, respectively.

          Table of Contents of the Statement of Additional Information

            Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Statement of Additional Information.

                                Table of Contents

                                                                                                           Page
                                                                                                           ----
Participation..................................................................................................
Beneficiary Designation........................................................................................
Calculation of Historical Performance Data
     Money Market Sub-Account Yields...........................................................................
     Other Variable Sub-Account Yields.........................................................................
     Average Annual Total Returns..............................................................................
     Other Total Returns.......................................................................................
     Effect of the Annual Administration Charge on Performance Data............................................
     Use of Indexes............................................................................................
     Other Information.........................................................................................
Income Payment Provisions......................................................................................
     Amount of Fixed Income Payments...........................................................................
     Amount of Variable Income Payments........................................................................
     Income Units..............................................................................................
     Income Unit Value.........................................................................................
     Exchange of Income Units..................................................................................
Safekeeping of Account Assets..................................................................................
Legal Matters..................................................................................................
Other Information..............................................................................................
Financial Statements...........................................................................................

                                   APPENDIX A

                             Market Value Adjustment

       We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account.

      For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                                            (N/365)
                         [(1+I)/(1+J+.0025)]       - 1

Where

       - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period, at the time that we established the Sub-Account;

       - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

       - N is the remaining number of days in the Guarantee Period at the time of calculation.

      We will apply Market Value Adjustments as follows:

      If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

      If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

Example #1:  Surrender -- Example of a Negative Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

       1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

       2.     N = 2,555 (365 x 7)

                                                                     2555/365
       3.     Market Value Adjustment = $124,230 x {[(1.07)/(1.0825)]        -1}
              = - $9,700

Therefore, the amount paid on full surrender is $114,530 ($124,230 - $9,700).

Example #2:   Surrender -- Example of a Positive Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

       1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

       2.     N = 2,555 (365 x 7)

                                                                     2555/365
       3.     Market Value Adjustment = $124,230 x {[(1.07)/(1.0625)]        -1}
              = + $6,270

Therefore, the amount paid on full surrender is $130,500 ($124,230 + $6,270).

Example #3:  Withdrawal -- Example of a Negative Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

       1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3)).

       2.     N = 2,555 (365 x 7)
                                                                     2555/365
       3.     Market Value Adjustment = $100,000 x {[(1.07)/(1.0825)]
              -1} = - $7,808

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid, ($100,000) and by the Market Value Adjustment

($7,808), for a total reduction in the Fixed Sub-Account of $107,808.

Example #4: Withdrawal -- Example of a Positive Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

       1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3))

       2.     N = 2,555 (365 x 7)

                                                                     (2555/365)
       3.     Market Value Adjustment = $100,000 x {[(1.07)/(1.0625)]
              - 1} = + $5,047

      Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,953.

                                   APPENDIX B

                          Dollar Cost Averaging Program

      Below is an example of how the Dollar Cost Averaging Program works.

      Assume that the Dollar Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 6.0%.



                        (1)                       (2)                       (3)                    (4)                  (5)
 Beginning       Beginning of Month      Dollar Cost Averaging         Amount Dollar        Interest Credited       End of Month
  of Month         Account Value             Monthly Factor            Cost Averaged            For Month          Account Value
  --------         -------------             --------------            -------------            ---------          -------------
     1                 24,000                      -                         -                     117                 24,117
     2                 24,117                    1 / 24                    1,005                   112                 23,224
     3                 23,224                    1 / 23                    1,010                   108                 22,323
     4                 22,323                    1 / 22                    1,015                   104                 21,412
     5                 21,412                    1 / 21                    1,020                    99                 20,492
     6                 20,492                    1 / 20                    1,025                    95                 19,562
     7                 19,562                    1 / 19                    1,030                    90                 18,622
     8                 18,622                    1 / 18                    1,035                    86                 17,673
     9                 17,673                    1 / 17                    1,040                    81                 16,715
     10                16,715                    1 / 16                    1,045                    76                 15,746
     11                15,746                    1 / 15                    1,050                    72                 14,768
     12                14,768                    1 / 14                    1,055                    67                 13,780
     13                13,780                    1 / 13                    1,060                    62                 12,782
     14                12,782                    1 / 12                    1,065                    57                 11,774
     15                11,774                    1 / 11                    1,070                    52                 10,756
     16                10,756                    1 / 10                    1,076                    47                  9,727
     17                 9,727                    1 / 9                     1,081                    42                  8,688
     18                 8,688                    1 / 8                     1,086                    37                  7,639
     19                 7,639                    1 / 7                     1,091                    32                  6,580
     20                 6,580                    1 / 6                     1,097                    27                  5,510
     21                 5,510                    1 / 5                     1,102                    21                  4,429
     22                 4,429                    1 / 4                     1,107                    16                  3,338
     23                 3,338                    1 / 3                     1,113                    11                  2,236
     24                 2,236                    1 / 2                     1,118                    5                   1,124
     25                 1,124                    1 / 1                     1,124                    -                    -




                                      Note:

               Column (3) = Column (1) x Column (2)

               Column (5) = Column (1) - Column (3) + Column(4)

To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
1290 Silas Deane Highway
Wethersfield, CT 06109

Please send a Statement of Additional Information to me at the following address:


-------------------------------------
Name


-------------------------------------
Address


-------------------------------------
City/State             Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION
                         DATED _____________ ____, 1999

        FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY
                                    CONTRACTS

                                    issued by

         THE SAGE VARIABLE ANNUITY ACCOUNT A AND SAGE LIFE ASSURANCE OF
                                  AMERICA, INC.

                            Customer Service Center:
                            1290 Silas Deane Highway
                             Wethersfield, CT 06109
                            Telephone: (877) 835-7243
                                          (Toll Free)


This Statement of Additional Information expands upon subjects we discussed in the current Prospectus for the Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts (the "Contracts") offered by Sage Life Assurance of America, Inc. ("we," "us," "our," "Sage Life," or the "Company"). You may obtain a copy of the Prospectus dated ___________, by calling 1-877-835-7243 (Toll
Free) or by writing to our Customer Service Center at the above address. You may also obtain a copy of the Prospectus by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The terms we used in the current Prospectus for the Contracts are incorporated into and made a part of this Statement of Additional Information.

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR
               THE CONTRACTS AND THE PROSPECTUSES FOR THE TRUSTS.

                       Statement of Additional Information
                                Table of Contents

                                                                                                                   Page
                                                                                                                   ----
Participation..........................................................................................................

Beneficiary Designation................................................................................................

Calculation of Historical Performance Data.............................................................................
   Money Market Sub-Account Yields.....................................................................................
   Other Variable Sub-Account Yields...................................................................................
   Average Annual Total Returns........................................................................................
   Other Total Returns.................................................................................................
   Effect of the Annual Administration Charge on Performance Data......................................................
   Use of Indexes......................................................................................................
   Other Information...................................................................................................

Income Payment Provisions..............................................................................................
   Amount of Fixed Income Payments.....................................................................................
   Amount of Variable Income Payments..................................................................................
   Income Units........................................................................................................
   Income Unit Value...................................................................................................
   Exchange of Income Units............................................................................................

Safekeeping of Account Assets..........................................................................................

Legal Matters..........................................................................................................

Other Information......................................................................................................

Financial Statements...................................................................................................

                                  PARTICIPATION

      The Contracts do not participate in our surplus or profits, and we do not pay dividends on the Contracts.

                             BENEFICIARY DESIGNATION

      This is as shown in the application. It includes the name of the Beneficiary and the order and method of payment. If you name "estate" as a Beneficiary, it means the executors or administrators of your estate. If you name "children" of a person as a Beneficiary, only children born to or legally adopted by that person as of an Owner's date of death will be included.

      We may rely on an affidavit as to the ages, names, and other facts about all Beneficiaries. We will incur no liability if we act on such affidavit.

                   CALCULATION OF HISTORICAL PERFORMANCE DATA

      From time to time, we may disclose yields, total returns, and other performance data of the Variable Sub-Accounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

                         MONEY MARKET SUB-ACCOUNT YIELDS

      From time to time, advertisements and sales literature may quote the current annualized yield of the Variable Sub-Account investing in the Money Market Fund (the "Money Market Sub-Account") of the Sage Life Investment Trust for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund.

      We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in Account Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Account Value reflects (i) net income from the Money Market Fund attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the annual administration charge and the Asset-Based Charges. For purposes of calculating current yields for a Contract, an average per unit annual administration charge is used based on the $40 Annual Administration Charge. We calculate current yield according to the following formula:

Current Yield =             ((NCS - ES)/UV) (365/7)

       Where:

NCS =                 the net change in the value of the Money Market Fund
                           (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES =                  per unit expenses attributable to the hypothetical account for the seven-day period.

UV =                  the unit value for the first day of the seven-day period.

                                                     (365/7)
Effective Yield =                 (1+((NCS - ES)/UV))       -1

       Where:

NCS =                 the net change in the value of the Money Market Fund
                           (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES =                  per unit expenses attributable to the hypothetical account for the seven-day period.

UV =                  the unit value for the first day of the seven-day period.

      Because of the charges and deductions imposed under the Contracts, the yield for the Money Market Sub-Account is lower than the yield for the Money Market Fund.

      The current and effective yields on amounts held in the Money Market Sub-Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Sub-Account may also be presented for periods other than a seven-day period.

OTHER VARIABLE SUB-ACCOUNT YIELDS

      We compute the yield by: 1) dividing the net investment income of the Fund attributable to the Variable Sub-Account units less expenses allocated to a Variable Sub-Account for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; and then 3) compounding that yield for a six-month period; and then 4) multiplying that result by two (2). Expenses allocated to a Variable Sub-Account include the Annual Administration Charge and the Asset-Based Charges. The yield calculation assumes an annual administration charge of $40 per Contract deducted at the end of each Contract Year on the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, we use an average administration cost charge based on the average Account Value in the Variable Sub-Account to determine the amount of the charge attributable to the Variable Sub-Account for the 30-day or one-month period. We calculate the 30-day or one-month yield according to the following formula:

                                                    6
      Yield =        2 x ((((NI - ES)/(U x UV)) + 1)  -1)

      Where:

      NI = net income of the portfolio for the 30-day or one-month period attributable to the Variable Sub-Account's units.

      ES = expenses of the Variable Sub-Account for the 30-day or one-month period.

      U =            the average number of units outstanding.

      UV = the unit value at the close (highest) of the last day in the 30-day or one-month period.

      Because of the charges and deductions imposed under the Contracts, the yield for the Variable Sub-Account is lower than the yield for the corresponding Fund.

      The yield on amounts invested in the Variable Sub-Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Sub-Account's actual yield is affected by the types and quality of securities held by the corresponding Fund and that Fund's operating expenses.

AVERAGE ANNUAL TOTAL RETURNS

      From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Variable Sub-Accounts for various periods of time.

      When a Variable Sub-Account or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Otherwise, average annual total return will be shown from inception of the Variable Sub-Account. Average annual total returns for other periods of time may, from time to time, also be disclosed.

      Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the Surrender Value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

      We calculate standard average annual total returns using Variable Sub-Account unit values which we calculate on each Business Day based on the performance of the Variable Sub-Account's underlying Fund. The calculation assumes that annual Asset-Based Charges of 1.40% during the first seven Contract Years (decreasing to 1.25% during Contract Years 8 and later) are deducted monthly beginning on the Contract Date. The calculation also assumes that the Annual Administration Charge is $40 per year per Contract deducted at the end of each Contract Year during the first seven Contract Years. For purposes of calculating average annual total return, we use an average per-dollar per-day annual administration charge attributable to the hypothetical account for the period. The calculation also assumes surrender of Account Value at the end of the period for the return quotation. We calculate the total return according to the following formula:

                              1/N
      TR =             (ESV/P)   -1

      Where:

      TR =             the average annual total return for the period.

      ESV = the Surrender Value of the hypothetical account at the end of the period.

      P =              a hypothetical initial payment of $1,000.

      N =              the number of years in the period.

OTHER TOTAL RETURNS

      We may disclose cumulative total returns in conjunction with the standard formats described above. We will calculate the cumulative total returns using the following formula:

      CTR =            (ESV/P) - 1

      Where:

      CTR =            The cumulative total return for the period.

      ESV = The ending Surrender Value of the hypothetical investment at the end of the period net of recurring charges.

      P =              A hypothetical single payment of $1,000.

EFFECT OF THE ANNUAL ADMINISTRATION CHARGE ON PERFORMANCE DATA

      The Contracts provide for a $40 Annual Administration Charge (waived for Contracts with Account Value of at least $50,000, or beginning on and after the eighth Contract Year) that is deducted from the Sub-Accounts proportionately. For purposes of reflecting the Annual Administration Charge in yield and total return quotations, the average Account Value is assumed to be $50,000, so that the annual administration charge is waived.

USE OF INDEXES

      From time to time, we may present the performance of certain historical indexes in advertisements or sales literature. We may compare the performance of these indexes to the performance of certain Variable Sub-Accounts or Funds, or we may present without such a comparison.

OTHER INFORMATION

The following is a partial list of those publications which we may note in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Sub-Accounts. We also may cite other publications.

Broker World                                                  Financial World
Across the Board                                              Advertising Age
American Banker                                               Barron's
Best's Review                                                 Business Insurance
Business Month                                                Business Week
Changing Times                                                Consumer Reports
The Economist                                                 Financial Planning
Forbes                                                        Fortune
Inc.                                                          Institutional Investor
Insurance Forum                                               Insurance Sales
Insurance Week                                                Journal of Accountancy
Journal of Financial Service Professionals                    Journal of Commerce
Life Insurance Selling                                        Life Association News
MarketFacts                                                   Manager's Magazine
National Underwriter                                          Money
Morningstar, Inc.                                             Nation's Business
New Choices (formerly 50 Plus)                                The New York Times
Pension World                                                 Pensions & Investments
Rough Notes                                                   Round the Table
U.S. Banker                                                   VARDs
The Wall Street Journal                                       Working Woman

                            INCOME PAYMENT PROVISIONS

      AMOUNT OF FIXED INCOME PAYMENTS. On the Income Date, the amount you have chosen to apply to provide fixed income payments will be applied under the income plan you have chosen. The monthly income payment factor in effect on the Income Date times that amount and then divided by $1,000 will be the dollar amount of each monthly payment. Each of these payments are guaranteed and remain level throughout the period you selected.

      The monthly income payment factor used to determine the amount of the fixed income payments will not be less than the guaranteed minimum monthly income payment factor shown in your Contract.

      AMOUNT OF VARIABLE INCOME PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment. We guarantee the payment will not vary due to changes in mortality or expenses.

      INCOME UNITS. On the Income Date, the number of Income Units for an applicable Variable Sub-Account is determined by multiplying (1) by (2), dividing the result by (3), and then dividing that result by (4) where:

      (1)   is the amount you have chosen to allocate to that Variable
            Sub-Account;

      (2)   is the monthly income payment factor for the income plan chosen;

      (3)   is $1,000; and

      (4) is the Income Unit value for the Variable Sub-Account for the Valuation Period ending on that date.

      INCOME UNIT VALUE. The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying
(a) by (b), and then dividing by (c) where:

      (a)   is the Income Unit value for the immediately preceding Valuation
            Period;

      (b) is the "net investment factor" for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

      (c) is the daily equivalent of the assumed investment rate that you have selected and that is shown in your Contract for the number of days in the Valuation Period.

      After the Income Date, we calculate the net investment factor slightly differently than before the Income Date. Before the Income Date we calculate Asset-Based Charges as a percentage of the Variable Account Value on the date of deduction. These charges are equal on an annual basis to 1.40%, decreasing to 1.25% after the seventh Contract Year. However, on and after the Income Date, we call these charges Variable Sub-Account Charges and deduct them from the assets in each Variable Sub-Account on a daily basis. Therefore, the "net investment factor" in (b), above, is determined by dividing (i) by (ii), and then subtracting (iii) where:

      (i)   is the Accumulation Unit value for the current Valuation Period;

      (ii) is the Accumulation Unit value for the immediately preceding Valuation Period; and

      (iii) is the daily Variable Sub-Account Charges (adjusted for the number of days in the Valuation Period).

                ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

      1. Accumulation Unit value for current Valuation Period....................................10.0026116

      2. Accumulation Unit value for immediately preceding Valuation
         Period..................................................................................10.0000000

      3. Net Investment Factor prior to the Income date (1)/(2)..................................1.00026116

      4. Adjustment for Variable Sub-Account Charges............................................0.000038626

      5. Net Investment Factor on and after the Income Date (3)-(4)..............................1.00022253

      6. Income Unit value for the immediately preceding Valuation
         Period.................................................................................10.00000000

      7. Daily equivalent of the assumed investment rate for the number of days in the Valuation Period (assuming you select 3%)=(1.031/365)............................1.00008099

      8. Income Unit value for current Valuation Period
         [(5) x (6)]/(7).........................................................................10.00141533

                    ILLUSTRATION OF VARIABLE INCOME PAYMENTS

      1.    Number of Accumulation Units.............................................................1,000

      2.    Accumulation Unit value.............................................................10.0026116

      3.    Account Value (1) x (2)..............................................................10,002.61

      4.    Minimum monthly income payment factor per $1,000 applied.................................10.50

      5.    First monthly variable income payment [(3) x (4)]/$1,000................................105.03

      6.    Income Unit value..................................................................10.00141533

      7.    Number of Income Units (5)/(6)........................................................10.50151

      8.    Assume Income Unit value at the end of the second month is...............................10.05

      9.    Second monthly variable income payment (7) x (8)........................................105.54

      10. Assume Income Unit value at the end of the third month is..................................10.10

      11. Third monthly variable income payment (7) x (10)..........................................106.07

      EXCHANGE OF INCOME UNITS. After the Income Date, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

                          SAFEKEEPING OF ACCOUNT ASSETS

      We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

      We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

      A fidelity bond in the amount of approximately $10 million per occurrence covering the Company's directors, officers, and employees has been issued by Lloyd's of London.

                                  LEGAL MATTERS

      All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by James F. Bronsdon, the Company's Vice President, Legal and Compliance. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

                                OTHER INFORMATION

      A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

      The Statement of Additional Information contains no financial statements for the Variable Account because the Variable Account had just begun operations in February, 1999. Financial statements of the Company are presented in the Prospectus.

                                     PART C

                                OTHER INFORMATION

ITEM 24.                FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

      All required financial statements are included in Part A. Financial statements for The Sage Variable Annuity Account A (the "Variable Account") are not included in Part B because the Variable Account had just begun operations in February, 1999.

(b)   Exhibits

 (1)(a) Resolutions of the Board of Directors of Sage Life Assurance of America, Inc. establishing The Sage Variable Annuity Account A.(1)

 (2)                    Not Applicable.

 (3) Form of Distribution Agreement with Sage Distributors, Inc. and Form of Selling Agreement.(2)

  4(a)(i)(B)            Amended Form of Individual Contract.(3)

      (ii)(B)           Amended Form of Individual Contract with
                        Interest Account.(3)

      (iii)(B)          Amended Form of Group Contract.(4)

       (iv)(B)          Amended Form of Group Certificate.(4)

     (b)(i)(B)          Amended Form of Individual IRA Rider.(4)

       (ii)(B)          Amended Form of Group IRA Rider.(4)

       (iii)(B)         Amended Form of Individual SIMPLE IRA Rider.(4)

        (iv)(B)         Amended Form of Group SIMPLE IRA Rider.(4)

         (v)(A)         Form of Individual Roth IRA Rider.(5)

        (vi)(A)         Form of Group Roth IRA Rider.(5)

   (5)(i)               Form of Individual Contract Application.(6)

        (ii)(B)         Amended Form of Group Certificate Application.(6)

   (6)(a)               Articles of Incorporation of the Company.(7)

      (b)               By-Laws of the Company.(7)

   (7)                  Not Applicable.

   (8)(a)(i) Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(8)

       (ii)             Form of Participation Agreement with The Alger American
                        Fund.(8)

       (iii) Form of Participation Agreement with Liberty Variable Investment Trust.(9)

       (iv) Form of Participation Agreement with MFS(R) Variable Insurance Trust.(TM)(8)

       (v) Form of Participation Agreement with Morgan Stanley Universal Funds, Inc.(9)

       (vi) Form of Participation Agreement with Oppenheimer Variable Account Funds.(9)

       (vii)            Form of Participation Agreement with Sage Life
                        Investment Trust.(8)

       (viii) Form of Participation Agreement with SteinRoe Variable Investment Trust.(9)

       (ix) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.(9)

  (b)                   Form of Services Agreement with Financial Administration
                        Services, Inc.(9)

       (9)(i)           Opinion and Consent of James F. Bronsdon. (10)

            (ii)        Consent of Sutherland Asbill & Brennan LLP.

       (10)             Consent of Ernst & Young LLP.*

       (11)             Not Applicable.

       (12)             Not Applicable.

       (13)             Not Applicable.

       (14)(a)          Power of Attorney for Paul C. Meyer(11)
       (14)(b)          Power of Attorney for Ronald S. Scowby(12)
       (14)(c)          Power of Attorney for Richard D. Starr(12)
       (14)(d)          Power of Attorney for H. Lowis Shill(12)
       (14)(e)          Power of Attorney for Mitchell R. Katcher(12)
       (14)(f)          Power of Attorney for Robin I. Marsden(13)

-------------------
* Filed herewith.

1/ This exhibit was previously filed in Exhibit No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

2/ This exhibit was previously filed in Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

3/ This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) dated December 31, 1998, and is incorporated herein by reference.

4/ This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

5/ This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

6/ This exhibit was previously filed in Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

7/ This exhibit was previously filed in Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 33-43329) dated December 24, 1997, and is incorporated herein by reference.

8/ This exhibit was previously filed on Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

9/ This exhibit was previously filed on Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (333-43329) dated January 28, 1999, and is incorporated herein by reference.

10/ This exhibit was previously filed in Exhibit No. 9 to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

11/ This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

12/ This exhibit was previously filed in Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

13/ This exhibit was previously filed in Exhibit No. 14 to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

      Incorporated herein by reference to the section titled "Directors and Executive Officers" of the Prospectus filed as Part A of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

      The registrant is a segregated asset account of the Company and therefore is owned and controlled by the Company. The Company is a stock life insurance company of which all the voting securities are owned by Sage Life Holdings of America, Inc., a Delaware corporation ("Sage Life Holdings"), all of the voting securities of which are owned by Sage Insurance Group Inc., a Delaware corporation. (The Company in turn owns all of the voting securities of Sage Life Assurance Company of New York, a New York domiciled company which is pursuing a license to conduct insurance business in that state.) In addition to Sage Life Holdings, Sage Insurance Group also owns all of the voting securities of Sage Distributors, Inc. (a broker-dealer), Sage Advisors, Inc. (a registered investment adviser), and Finplan Holdings, Inc. (a financing company), all of which are Delaware corporations. All the voting securities of Sage Insurance Group Inc. are owned by Sage Insurance Holdings, Inc, a Delaware corporation. Sage Insurance Holdings, Inc. is a wholly owned subsidiary of Sage Holdings
(USA), Inc., a Delaware corporation. (Sage Holdings (USA), Inc. also owns all of the voting securities of Sage Properties (USA), Inc., a Virginia corporation whose principal assets are real estate.) Sage Holdings (USA), Inc. is a wholly owned subsidiary of Sage Life Holdings Limited, a South African corporation. The nature of the business of the companies listed above is insurance and financial services. Sage Life Holdings is 100% owned by Sage Group Limited, a South African corporation that is the ultimate holding company. Sage Group Limited is a controlling company operating in life insurance, mutual funds and investment management. Various companies and other entities controlled by Sage Group Limited may be considered to be under common control with the registrant or the Company. Such other companies and entities and the nature of their businesses are set forth below. These companies are incorporated in South Africa and are wholly owned subsidiaries unless otherwise noted.

      Sage Life Holdings was formed pursuant to a letter of intent between Sage Group Limited and Swiss Re Life and Health America, Inc. ("Swiss Re"). Swiss Re's ultimate parent company is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. Under the letter of intent, Swiss Re made an equity investment into Sage Life Holdings. The arrangements contemplated by the letter of intent may be subject to regulatory approval.

             DIRECT AND INDIRECT SUBSIDIARIES OF SAGE GROUP LIMITED

COMPANY NAME                                                        PRINCIPAL BUSINESS
Alexotel (Pty) Ltd                                                  Property holding
Allied Financial Planning Services (Pty) Ltd                        Investment consultants
Bentley Office Park (Pty) Ltd                                       Property development & investment
Blackreef Properties (Pty) Ltd                                      Property holding
Consumer Classics (Pty) Ltd                                             Manufacturing & distribution
Corporate Marketing Services (Pty) Ltd                              Investment marketing
Dinwiddie Township (Pty) Ltd                                        Property holding
Edenston Properties (Pty) Ltd                                       Property development
Educational Information Services (Pty) Ltd                              Publishing

COMPANY NAME                                                          PRINCIPAL BUSINESS

Ensiklopedie Afrikana (Edms) Beperk                                   Publishing
Estromin Properties & Investments (Pty) Ltd                           Property investment
Everest Construction (Pty) Ltd                                        Construction
FPS (South Vaal) Investments (Pty) Ltd                                Property investment
FPS (Vaal) Investments (Pty) Ltd                                      Investment holding
FPS Consultants Ltd                                                   Investment consultants
FPS Corporate Services (Pty) Ltd                                      Pension advisors
FPS Investment Holdings Ltd                                           Investment holding
FPS Investments (Pty) Ltd                                             Investment holding
FPS Ltd                                                               Investment consultants
FPS Marketing & Management Systems (Pty) Ltd                          Training
Fraser Street Registrars (Pty) Ltd                                    Transfer secretaries
Hatfield Properties (Block A) (Pty) Ltd                               Property investment
Hatfield Properties (Block B) (Pty) Ltd                               Property investment
Hatfield Properties (Block C) (Pty) Ltd                               Property investment
Hatfield Properties (Block D) (Pty) Ltd                               Property investment
Highrise Home Investments (Pty) Ltd                                   Property investment
Home Mortgage Investments (Pty) Ltd (50% owner)                       Financing
J van Streepen (Kempton Park) (Pty) Ltd (51% owner)                   Property development
Kemparkto (Pty) Ltd                                                   Property investment & development
Lakeview Management Properties (Pty) Ltd (75% owner)                  Property management
Lanrov Investments (Pty) Ltd                                          Investment holding
Lot 26 of Portion 8 Parktown (Pty) Ltd                                Property development
Lot 26 of Portion 9 Parktown (Pty) Ltd                                Property investment
Mardin Agency (Pty) Ltd                                               Real estate agents
Marlands Flats (Pty) Ltd                                              Property holding
Meumann & Heyneke (Pty) Ltd                                           Retail merchants
Nedrep Investments Ltd                                                Investment holding
Netherlands Properties (Pty) Ltd                                      Property investment
New Smal Construction Co. (Pty) Ltd                                   Construction
Noordwyk Developments (Pty) Ltd                                       Property development
Palmiet Townships (Pty) Ltd                                           Property development
PJP Properties (Pty) Ltd                                              Investment

COMPANY NAME                                                            PRINCIPAL BUSINESS
R/E 105 Rosebank (Pty) Ltd                                              Investment holding
Residential Mortgage Investments (Pty) Ltd (50% owner)                  Financing
S A Cultural Holdings (Pty) Ltd                                         Investment
S A Kultuur Beleggings (Edms) Beperk                                    Investment
S.B. Plant Hire (Pty) Ltd                                               Plant hire
SACI Finance (Pty) Ltd                                                  Finance company
Sage Business Park (Eight) (Pty) Ltd                                    Property investment
Sage Business Park (Five) (Pty) Ltd                                     Property investment
Sage Business Park (Four) (Pty) Ltd                                     Property investment
Sage Business Park (Nine) (Pty) Ltd                                     Property investment
Sage Business Park (One) (Pty) Ltd                                      Property investment
Sage Business Park (Seven) (Pty) Ltd                                    Property investment
Sage Business Park (Six) (Pty) Ltd                                      Property investment
Sage Business Park (Three) (Pty) Ltd                                    Property investment
Sage Business Park (Two) (Pty) Ltd                                      Property investment
Sage Centre (Pty) Ltd                                                   Property investment
Sage Corporate Services (Pty) Ltd                                       Investment holding
Sage Family Benefits (Pty) Ltd                                          Insurance consultants
Sage Holdings Ltd                                                       Financial, investment & management
Sage Investment Trust Ltd                                               Insurance & investment
Sage Land Finance (Pty) Ltd                                             Financiers
Sage Land Holdings (Pty) Ltd                                            Investment holding
Sage Library Gardens Ltd                                                Investment holding
Sage Life Holdings Ltd                                                  Investment holding
Sage Life Ltd                                                           Life insurance
Sage Management Services (Pty) Ltd                                      Management
Sage Parking (Pty) Ltd                                                  Own & operate parking garages
Sage Personal Investment Marketing (Pty) Ltd                            Investment consultants
Sage Properties (549 Sandown) (Pty) Ltd                                 Property holding
Sage Properties (Menlyn) (Pty) Ltd                                      Property investment
Sage Properties (Rivonia Four) (Pty) Ltd                                Property holding
Sage Properties (Sunnyside) (Pty) Ltd                                   Property holding
Sage Properties Ltd                                                     Investment holding
Sage Property Holdings Ltd                                              Property holding
Sage Property Management Services (Pty) Ltd                             Property management
Sage Property Portfolio Managers (Pty) Ltd                              Property investment & management
Sage Property Trust Managers, Ltd. (77.2% owner)                        Management of unit trusts
Sage Schachat Developments (Pty) Ltd                                    Builders
Sage Schachat Ltd                                                       Investment holding
Sage Secretarial Services (Pty) Ltd                                     Management & secretarial
Sage Selections (Pty) Ltd                                               Investment
Sage Specialized Insurances Ltd                                         Short term insurance

COMPANY NAME                                                            PRINCIPAL BUSINESS
Sage Strategic Investments (Pty) Ltd                                    Investment holding
Sage Trustees (Pty) Ltd                                                 Trustees
Sage Unit Trusts Ltd                                                    Management of unit trusts
Sagemed (Pty) Ltd                                                       Health & medical insurance
SAK Executive Investments (Pty) Ltd                                     Investment holding
SAK Holdings (Pty) Ltd                                                  Investment holding
Sandhurst Properties (Block A) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block B) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block C) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block D) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block E) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block F) (Pty) Ltd                                Property investment & management
Sandhurst Properties (Block G) (Pty) Ltd                                Property investment & management
Sandown Development Holdings (Pty) Ltd                                  Property holding
Sandown Developments (Pty) Ltd                                          Property development
Schachat Ciskei (Pty) Ltd                                               Property development
Schachat Construction (Pty) Ltd                                         Construction
Schachat Cullum (Pty) Ltd                                               Property development & management
Schachat Finance Company (Pty) Ltd                                      Financiers
Schachat Land Resources (Pty) Ltd                                       Investment holding
Schachat Natal (Pty) Ltd                                                Farming & other
Schalab Townships (Pty) Ltd (51% owner)                                 Property development
Sectional Title (Pty) Ltd                                               Property development
SLR Land Development (Pty) Ltd                                          Building contractors
SMH Land Development (Pty) Ltd                                          Property investment
SPTM Holdings (Pty) Ltd                                                 Investment holding
SSI Securities (Pty) Ltd                                                Financiers
Stonehouse Investments (Pty) Ltd                                        Property investment
Strandbou (Pty) Ltd                                                     Property investment
Sunnyside  Erf 26 (Block B) (Pty) Ltd                                   Property investment & management
Sunnyside Erf 26 (Block C) (Pty) Ltd                                    Property investment & management
Sunnyside Erf 26 (Block D) (Pty) Ltd                                    Property investment & management
Table Classics (Pty) Ltd                                                Deal in tableware products
The Gold Jewelry Corporation (Pty) Ltd                                  Manufacture & sale of coins & jewelry
Townhomes (Pty) Ltd                                                     Building contractors
Von Brandis Square Development Co. (Pty) Ltd                            Property development
Wereldspekium (Edms) Beperk                                             Distributors & publishers of books
Witch Construction Company (Pty) Ltd                                    Property investment & development
Witch Construction Company (Transvaal) (Pty) Ltd                        Property investment & development
Witch Management (Pty) Ltd
Sage International B.V. (Netherlands corporation)                       Management services
Sage International Assets Ltd (BVI corporation)                         Holding
Sage Management Services (USA), Inc. (New York                          Holding
corporation)                                                            Management services



ITEM 27.    NUMBER OF CONTRACT OWNERS

      Not applicable.

ITEM 28.    INDEMNIFICATION

      Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

      Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

      Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITER

      (a) Sage Distributors, Inc. ("Sage Distributors") is the registrant's principal underwriter.

      (b)   Officers and Directors of Sage Distributors

Name and Principal Business Address*    Positions and Offices With Sage Distributors

Robin I. Marsden                        Director

Mitchell R. Katcher                     Director

Ronald S. Scowby                        Director

James F. Bronsdon                       President, Chief Executive Officer, Chief Legal Officer

James F. Renz                           Chief Financial Officer, Treasurer, Assistant Secretary

Robert J. Kiggins                       Secretary

* The principal business address of all of the persons listed above is 300 Atlantic Street, Stamford, CT 06901, except for Mr. Kiggins whose principal business address is 11 Martine Avenue, 12th Floor, White Plains, New York 10606.

ITEM 30.    LOCATION OF BOOKS AND RECORDS

      All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained at our Customer Service Center.

ITEM 31.    MANAGEMENT SERVICES

      All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.    UNDERTAKINGS AND REPRESENTATIONS

      (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

      (b)               The registrant undertakes that it will include either
                        (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

      Additional Information.

      (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

      (d) The Company represents that the fees and charges under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has caused this Post-Effective Amendment No. 1 to be signed on its behalf, in the City of Washington, and the District of Columbia, on this 26th day of February, 1999.

                            The Sage Variable Annuity Account A
                            (Registrant)


                            By: Sage Life Assurance of America, Inc.




Attest:                     By: /s/Robin I. Marsden*
                                ----------------------------------------
                                Robin I. Marsden
/s/ PAMELA K. ELLIS             Director, President, Chief Executive Officer
------------------------        Sage Life Assurance of America, Inc.
    Pamela K. Ellis



                            Sage Life Assurance of America, Inc.
                            (Depositor)



Attest:                     By: /s/Robin I. Marsden*
                                ----------------------------------------
                                Robin I. Marsden
/s/ PAMELA K. ELLIS             Director, President, Chief Executive Officer
------------------------
    Pamela K. Ellis

            As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.


Signature                                             Title                                            Date
---------                                             -----                                            ----


/s/Ronald S. Scowby*                                 Chairman                                    February 26, 1999
--------------------
Ronald S. Scowby


/s/H. Louis Shill*                                   Director                                    February 26, 1999
------------------
H. Louis Shill


/s/Paul C. Meyer *                                   Director                                    February 26, 1999
------------------
Paul C. Meyer


/s/Richard D. Starr*                                 Director                                    February 26, 1999
--------------------
Richard D. Starr


/s/Mitchell R. Katcher*
-----------------------
Mitchell R. Katcher                      Director, Senior Executive Vice
                                            President, Chief Financial                           February 26, 1999
                                                     Officer,
                                                  Chief Actuary



* By: s/James F. Bronsdon
     --------------------------
      James F. Bronsdon
      As Attorney-in-Fact pursuant
      to a Power of Attorney as dated below.


          Director                             Date
          --------                             ----
          Robin I. Marsden                     January 26, 1999
          Ronald S. Scowby                     January 26, 1999
          H. Louis Shill                       February 8, 1999
          Paul C. Meyer                        December 23, 1998
          Richard D. Starr                     January 7, 1999
          Mitchell R. Katcher                  January 26, 1999

                                  EXHIBIT INDEX


Exhibit 10 - Consent of Independent Auditors